UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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CHINA AGRITECH, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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China Agritech, Inc.
Room 3F No. 11 Building
Zhonghong International Business Garden
Future Business Center
Chaoyang North Road, Chaoyang District
Beijing, China 100024

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on September 8, 2010

TO THE STOCKHOLDERS OF CHINA AGRITECH, INC.:

The Annual Meeting of the stockholders of China Agritech, Inc., a Delaware corporation (the “Company”), will be held on September 8, 2010, at 9:00 a.m. local time, at Vinson Room of Pacific Place Conference Centre, Level 5 One Pacific Place 88 Queensway, Hong Kong, China, for the following purposes:

1.	To elect seven (7) directors;

2.	To ratify the appointment of Crowe Horwath LLP as Company’s independent accountants for the fiscal year ending December 31, 2010;

3.	To adopt the China Agritech, Inc. 2010 Omnibus Securities and Incentive Plan; and

4.	To transact any other business as may properly be presented at the Annual Meeting or any adjournment thereof.

A proxy statement, providing information, and a form of proxy to vote, with respect to the foregoing matters accompany this notice.

By Order of the Board of Directors,

/s/ Yu Chang
Yu Chang
Chief Executive Officer and President

Dated: July 21, 2010

IMPORTANT

Whether you expect to attend the Annual Meeting, please complete, date, and sign the accompanying proxy, and return it promptly in the enclosed return envelope or follow the instructions contained in the Notice of Availability of Proxy Materials to vote on the Internet or by telephone. If you grant a proxy, you may revoke it at any time prior to the Annual Meeting or nevertheless vote in person at the Annual Meeting.

PLEASE NOTE:  If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors, unless you direct the nominee holder how to vote, by marking your proxy card.

TABLE OF CONTENTS

Proxy Statement	4

Security Ownership of Certain Beneficial Owners and Management	6

Election of Directors (Proposal No. 1)	8

Report of the Audit Committee	18

Certain Relationships and Related Party Transactions	19

Ratification of the Appointment of Independent Accountants (Proposal No. 2)	20

Approval of the 2010 Equity Incentive Plan (Proposal No. 3)	22

Other Information	25

Annex A	26

China Agritech, Inc.
Room 3F No. 11 Building
Zhonghong International Business Garden
Future Business Center
Chaoyang North Road, Chaoyang District
Beijing, China 100024

PROXY STATEMENT
for
Annual Meeting of Stockholders
to be held on September 8, 2010

PROXY SOLICITATION

China Agritech, Inc. (the “Company”) is soliciting proxies on behalf of the Board of Directors in connection with the annual meeting of stockholders on September 8, 2010 (the “Annual Meeting”) and at any adjournment thereof. The Company will bear the entire cost of preparing, assembling, printing and mailing this Proxy Statement, the accompanying proxy, and any additional material that may be furnished to stockholders. Broadridge Financial Solutions, Inc. has been engaged to solicit proxies and distribute materials to brokers, banks, custodians, and other nominee holders for forwarding to beneficial owners of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”) Proxies also may be solicited through the mail or direct communication with certain stockholders or their representatives by Company officers, directors, or employees, who will receive no additional compensation therefor.

The approximate date on which this Proxy Statement and the accompanying form of proxy will first be sent to the Company’s stockholders is July 26, 2010. If the enclosed proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the directions thereon and otherwise in accordance with the judgment of the persons designated as proxies.

GENERAL INFORMATION ABOUT VOTING

Record Date, Outstanding Shares, and Voting Rights

As of July 16, 2010, the record date for the meeting, Company had outstanding 20,766,243 shares of Common Stock, being the class of stock entitled to vote at the meeting. Each share of Common Stock entitles its holder to one vote.

Procedures for Voting or Revoking Proxies

Your vote is important. Accordingly, you are urged to sign and return the accompanying proxy card whether or not you plan to attend the meeting. If you do attend and are a record holder, you may vote by ballot at the meeting and cancel any proxy previously given. If you hold your shares in street name and wish to vote your shares at the meeting, you should contact your broker about getting a proxy to vote your shares.

You may revoke any proxy by notifying the Company in writing at the above address, Attn: Secretary, or by voting a subsequent proxy or in person at the meeting.

Attending the Meeting

You may obtain directions to the meeting by writing to the Company at the above address, Attn: Secretary.  If you attend the meeting, you may vote there in person, regardless whether you have voted by any of the other means mentioned in the preceding paragraph.

Required Votes

Only holders of shares of record of our Common Stock at the close of business on July 16, 2010 are entitled to vote at the meeting. As of the close of business on July 16, 2010, 20,766,243 shares of Common Stock were outstanding and entitled to vote at the Annual Meeting. For purposes of voting at the meeting, each share is entitled to one vote upon all matters to be acted upon at the meeting. A majority in interest of the outstanding shares represented at the meeting in person or by proxy shall constitute a quorum. The affirmative vote of a plurality of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors is required for the election of our directors. Please note that this year the rules regarding how brokers may vote your shares have changed. Brokers may no longer vote your shares on the election of directors in the absence of your specific instructions as to how to vote. We encourage you to provide instructions to your broker regarding the voting of your shares. The affirmative vote of a majority of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote is required to ratify the appointment of Crowe Horwath LLP, independent certified public accountants, as our independent auditors and to approve the Company’s 2010 Omnibus Securities and Incentive Plan.

Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the election of directors, except to the extent that the failure to vote for any individual may result in another individual’s receiving a larger proportion of votes. Abstaining from voting on the ratification of the appointment of Crowe Horwath LLP as our independent auditors or on the approval the Company’s 2010 Omnibus Securities and Incentive    Plan is equivalent to a vote against the proposals, but broker non-votes do not affect the outcomes of the votes on such proposals. Except for determining the presence or absence of a quorum for the transaction of business, broker non-votes are not counted for any purpose in determining whether a matter has been approved.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our Common Stock as of July 16, 2010  (i) by each person who is known by us to beneficially own more than 5% of our Common Stock; (ii) by each of our officers and directors; and (iii) by all of our officers and directors as a group.  Unless otherwise stated, the address of all persons in the table is c/o China Agritech, Inc., Room 3F, No 11 Building, Zhonghong International Business Garden, Future Business Center, Chaoyang North Road, Chaoyang District, Beijing China 100024. There were on 20,766,243 shares of Common Stock outstanding on July 16, 2010.

Name & Address of Beneficial Owner and Office (if any)	Amount & Nature of Beneficial Ownership (1)		Percent of Class(1)
Yu Chang, Chief Executive Officer, President, Secretary and Chairman	7,073,638	(2)	34.1
China Tailong Group Limited	4,322,420	(3)	20.8
Carlyle Asia Growth Partners IV, L.P.	4,263,123	(4)	20.5
Sammi Holdings Limited	1,745,000	(5)	8.4
CAGP IV Co-Investment, L.P.	379,437	(4)	1.8
Xiao Rong Teng, Director	348,936	(6)	1.68
Yau-Sing Tang, Chief Financial Officer and Controller	162,401	(7)	*
Ming Fang Zhu, Chief Operating Officer	42,360	(8)	*
Gene Michael Bennett, Director	7,100	(9)	*
Lun Zhang Dai, Director	0	(10)	*
Hai Lin Zhang, Director	0	(10)	*
Charles Law, Director	0	(10)	*
Zheng “Anne” Wang, Director	0	(11)	*

All officers and directors as a group (9 persons)	7,724,435		37.2%

*	Less than 1%.

1.
Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a person has beneficial ownership of any securities as to which such person, directly or indirectly, through any contract, arrangement, undertaking, relationship or otherwise has or shares voting power and/or investment power or as to which such person has the right to acquire such voting and/or or investment power within 60 days.  Unless otherwise stated, each beneficial owner has sole power to vote and dispose of the shares.

2.
Includes 4,322,420 shares of our Common Stock held by China Tailong Group Limited and 1,745,000 shares held by Sammi Holdings Limited.  Mr. Chang holds 100% of the registered shares of China Tailong Group Limited and 85% of the registered shares of Sammi Holdings Limited of which he is the sole director. Does not include options to purchase up to 405,000 shares of Common Stock that do not vest within 60 days.  In addition, Mr. Chang has sole voting and dispositive power over 1,006,218 shares of our Common Stock.

3.	Yu Chang holds 100% of the registered shares of China Tailong Group Limited.

4.
Based on the Schedule 13D/A filed by Carlyle Asia Growth Partners IV, L.P. on February 23, 2010, CAGP IV General Partner, L.P. is the general partner of Carlyle Asia Growth Partners IV, L.P. and CAGP IV Co-Investment, L.P., the record holder of 113,831 shares of Common Stock of China Agritech, and may be deemed to have voting control and investment discretion over the securities held by Carlyle Asia Growth Partners IV, L.P. and CAGP IV Co-Investment, L.P.  CAGP IV General Partner, L.P. disclaims beneficial ownership of such securities.   The sole general partner of CAGP IV General Partner, L.P. is CAGP IV Ltd., a limited company that is wholly owned by TC Group Cayman Investment Holdings, L.P. The sole general partner of TC Group Cayman Investment Holdings, L.P. is TCG Holdings Cayman II, L.P. DBD Cayman, Ltd. is the sole general partner of TCG Holdings Cayman II, L.P. Carlyle Offshore Partners II, Limited is the Class B member of DBD Cayman, Ltd. Each of CAGP IV Ltd., TC Group Cayman Investment Holdings, L.P., TCG Holdings Cayman II, L.P., DBD Cayman, Ltd., and Carlyle Offshore Partners II, Limited may, by virtue of being the owner or general partner, as the case may be, of CAGP IV General Partner, L.P., CAGP IV Ltd., TC Group Cayman Investment Holdings, L.P., TCG Holdings Cayman II, L.P., and DBD Cayman, Ltd., respectively, be deemed to have voting control and investment discretion over the securities held by Carlyle Asia Growth Partners IV, L.P. and CAGP IV Co-Investment, L.P. CAGP IV Ltd., TC Group Cayman Investment Holdings, L.P., TCG Holdings Cayman II, L.P., DBD Cayman, Ltd., and Carlyle Offshore Partners II, Limited each disclaims beneficial ownership of such securities.  The principal business address of each of these persons is c/o The Carlyle Group, 1001 Pennsylvania Ave., N.W., Suite 220 South, Washington D.C., 20004-2505.  William E. Conway, Jr., Daniel A. D’Aniello, David Rubenstein, David Pearson, and Curt Buser are the directors of CAGP IV Ltd. and, in such capacity, may be deemed to share beneficial ownership of the shares of Common Stock of the Company beneficially owned by CAGP IV Ltd. Such individuals, in their capacities as directors, expressly disclaim any such beneficial ownership.

5.	Yu Chang has the power to vote and dispose of 100% of the Common Stock of the Company held by Sammi Holdings Limited.

6.
Ms. Teng holds 15% of the registered shares of Sammi Holdings Limited, but she does not have the power to vote or dispose of any of the shares of the Company held by Sammi Holdings Limited. Does not include 132,500 options that do not vest within 60 days.

7.	Excludes options to purchase 200,000 shares of Common Stock that do not vest within 60 days.

8.	Excludes options to purchase 172,500 shares of Common Stock that do not vest within 60 days.

9.	Includes vested options to purchase 5,000 shares of Common Stock and excludes options to purchase 4,000 shares of Common Stock that do not vest within 60 days.

10.	Excludes options to purchase 2,000 shares of Common Stock that do not vest within 60 days.

11.	Excludes options to purchase 4,000 shares of Common Stock that do not vest within 60 days.

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees of the Board of Directors

The Board of Directors has nominated the persons identified below for election as directors, to serve until the next annual meeting and their successors have been elected and qualified  If any nominee becomes unavailable for election, which is not expected, the persons named in the accompanying proxy intend to vote for any substitute whom the Board nominates.

During the year ended December 31, 2009, the Board of Directors met three times and took action by written consent on six occasions. All of the directors attended 75% or more of the meetings of the board of directors and meetings of any committee which such director is a member.  Each director is expected to participate, either in person or via teleconference, in meetings of our Board of Directors and meetings of committees of our Board of Directors in which each director is a member, and to spend the time necessary to properly discharge such director’s respective duties and responsibilities. We do not have a written policy with regard to directors’ attendance at annual meetings of stockholders; however, all directors are encouraged to attend the annual meeting. We did not hold an annual meeting of stockholders in 2009.

Name	Age	Position	Held Office Since

Yu Chang	54	Chief Executive Officer, President, Secretary and Chairman of the Board	February 2005

Xiao Rong Teng	40	Director	June 2005

Gene Michael Bennett	61	Director	October 2008

Lun Zhang Dai	74	Director	October 2008

Hai Lin Zhang	59	Director	October 2008

Charles Law	50	Director	January 2010

Zheng Wang	33	Director	December 2009

The business experience during at least the last five years of each of these individuals is as follows:

Yu Chang.  Mr. Chang has been our Chief Executive Officer, President, Secretary and Chairman since February 3, 2005. Mr. Chang has been the Chairman of the Board of Directors of Pacific Dragon and Tailong and Yinlong since 1993.  Mr. Chang received a Bachelor of Economics from the Heilongjiang Forestry Cadre Management Institute in 1983. Mr. Chang is a founder of the Company and has more than 15 years of experience in running the business operations of the Company. We believe that Mr. Chang brings essential knowledge of Company’s operations to the Board of Directors.

Xiao Rong Teng.  Ms. Teng has served as a member of our board of directors since June 2005, and was our Chief Operating Officer from February 3, 2005 to March 13, 2009.  Ms. Teng has served as a director of Pacific Dragon since 2000 and as a director of Tailong since its inception in 2003.  Ms. Teng served as the General Manager of Yinlong from 1994 to 2000 and as the Vice General Manager of Pacific Dragon from 2000 to May 2005.  Ms. Teng received a bachelor’s degree in Chinese from Heilongjiang University in 1992 and a master’s degree in business administration from Harbin Normal University in 1998. Ms. Teng is a founder of the Company and has more than seven years of experience in the business operations of the Company. We believe that Ms. Teng brings vital operational experience to the Board of Directors.

Gene Michael Bennett.  Mr. Bennett has been a member of our board of directors since October 22, 2008.  Mr. Bennett has been serving as Senior Advisor of the Advisory Board of Swiss Private Client Capital Partners Ltd. since January 2010.  From September 2009 to present, he serves as the Acting CFO of China Architectural Engineering Inc. which is listed on American Stock Exchange (AMEX: CAEI).  From March 2009 to present, he served as the Chief Executive Officer of American General Business Association in Beijing, a non-government organization that assists Chinese companies to develop business in the West. From June 2004 to March 2009, he was the managing partner for Beijing-based Nexis Investment Consulting Corporation.  Mr. Bennett currently also serves on the boards of China Shen Zhou Mining & Resources, Inc. (AMEX: SHZ) and China Pharma Holding, Inc. (AMEX:CPHI). Mr. Bennett holds a B.A. (1972) and MBA in Finance (1974) from Michigan State University and is currently pursuing a doctorate of business administration at City University of Hong Kong in Corporate Governance. Mr. Bennett has strong financial knowledge and significant executive level and board experience.  He has an interest in and knowledge of Chinese management practices, and we believe that he bring substantial financial and corporate strategy knowledge, experience and training, including experience with Securities and Exchange Commission (“SEC”) reporting compliance, to his role as director.

Lun Zhang Dai.  Mr. Dai has been a member of our board of directors since October 22, 2005.  Mr. Dai has served on the Planning Committee of the North-East Cooperative Bank in the People’s Republic of China (the “PRC”) and as its Secretary General since 2003 and as senior research fellow at the People’s Bank of China since 2004. Mr. Dai is also a full-time professor for the Academy of International Economic Relations, a research institution sponsored by the People’s Bank of China, where he has taught courses in international economics since 1983, and has been retained as a part-time professor at several Chinese universities, as well as a visiting professor of international economics in the graduate programs of Queens College, City University of New York and American University. Mr. Dai is a fellow at the Institute of Internal Auditors and received his master’s degree in economics from the University of Moscow in 1960. Mr. Dai has more than 50 years of experience in teaching and research in universities. We believe that his vast knowledge of micro and macro economics of China bring a unique expertise to the Board of Directors.

Hai Lin Zhang. Mr. Zhang has been a member of our board of directors since October 22, 2008.  Mr. Zhang has served as Vice Principal of the Chinese Academy of Agricultural Sciences and Resources since May 2003, and he has also served as the Division Deputy Director of the Agricultural Research Institute in the PRC since June 1996. He graduated with a bachelor’s degree from the Renmin University of China in 1987. We consider Mr. Zhang to be our agricultural industry expert, bringing to us up-to-date knowledge of new developments in the agriculture industry in China.

Charles Law. Mr. Law has been a member of our board of directors since January 8, 2010.  Mr. Law has been a partner in the Beijing office of King & Wood since January 2001 and prior to that he was the managing partner at Law & Arthur.  He obtained his LLB from Soochow University School of Law, Taipei, and his LLM from the Law School of Southern Methodist University. Mr. Law is a qualified US attorney who has an understanding of SEC compliance requirements.

Zheng “Anne” Wang. Ms. Wang has been a member of our board of directors since December 2009.  Ms. Wang has been Vice-President of Carlyle Asia Growth Capital, a subsidiary of The Carlyle Group, a private equity firm, since December 2007.  From August 2005 through December 2007, Ms. Wang was Senior Associate at Carlyle Asia Growth Capital and from December 2003 through August 2005, Ms. Wang was a Senior Associate in the Shanghai office of A.T. Kearney Co., Ltd.  She graduated from Shanghai Fudan University with a bachelor degree in 1998 and earned an MBA from the Kellogg School of Management, Northwestern University, in 2003. Ms. Wang has extensive capital market, finance and operational knowledge and experience from her career as fund manager in The Carlyle Group. Ms. Wang is the Board designee of Carlyle Asia Growth Partners IV, L.P. and CAGP IV Co-Investment, L.P. (the “Carlyle Investors”), the two investors in the Company’s October 2009 private placement.   Ms. Wang has extensive finance experience and will help with the Company’s corporate governance matters.

There are no family relationships between any of the directors and executive officers.

Board Leadership Structure and Role in Risk Oversight

The Board of Directors believes that Mr. Chang’s service as both Chairman of the Board and Chief Executive Officer is in the best interests of the Company and its stockholders. Mr. Chang possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing the Company and its business and is thus best positioned to develop agendas that ensure that the Board’s time and attention are focused on the most critical matters. His combined role enables decisive leadership, ensures clear accountability, and enhances the Company’s ability to communicate its message and strategy clearly and consistently to the Company’s stockholders, employees, customers and suppliers.

The Board of Directors has not designated a lead independent director. Given the limited number of directors comprising the board, the independent directors call and plan their executive sessions collaboratively and, between board meetings, communicate with management and one another directly. Given the circumstances, the directors believe that formalizing in a lead director functions in which they all participate might detract from rather than enhance performance of their responsibilities as directors.

The Board of Directors receives regular reports from the Chief Executive Officer and members of senior management on operational, financial, legal and regulatory issues and risks. The Audit Committee of the Board additionally is charged under its Charter with oversight of financial risk, including the Company’s internal controls, and it receives regular reports from management, the Company’s internal auditors and the Company’s independent auditors. Whenever a Committee of the Board of Directors receives a report involving risk identification, risk management or risk mitigation, the Chairman of the Committee reports on that discussion, as appropriate, to the full Board of Directors during the next meeting of the Board of Directors.

Code of Ethics

We adopted a Code of Ethics on April 12, 2006, to which our Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Controller and any person who may perform similar functions, are subject.  Currently, Mr. Chang and Mr. Tang are our only officers subject to the Code of Ethics.  If we retain additional officers in the future to act as our principal financial officer, principal accounting officer, controller or persons serving similar functions, they would become subject to our Code of Ethics.  A copy of our Code of Ethics is available on our website, http://www.chinaagritechinc.com/management.htm.

Committees of the Board of Directors

In October 2008, the board formed an Audit Committee, Compensation Committee and Nominating and Governance Committee.

Independence

The Company has determined that each of Messrs. Bennett, Law, Dai and Zhang is independent as defined in Rule 5605(a)(2) of the Nasdaq Marketplace Rules.

Compensation Committee

The Compensation Committee is comprised of Messrs. Bennett, Dai and Zhang. Mr. Dai is the Chairman of the Compensation Committee. The board of directors adopted a written charter of the Compensation Committee on October 22, 2008. The charter is available on our website, http://www.chinaagritechinc.com/management.htm. The charter sets forth responsibilities, authority and specific duties of the Compensation Committee. The Compensation Committee reviews and recommends to the Board of Directors the compensation for the chief executive officer and other corporate officers, as well as non-employee directors. It also reviews the general policy relating to compensation and benefits for all employees. The Compensation Committee has been designated by the Board of Directors to administer our 2008 Equity Incentive Plan.  The compensation committee took action by written consent one time in 2009.

No member of our Compensation Committee has at any time been an officer or employee of ours or our subsidiaries. No interlocking relationship exists between our Board of Directors or Compensation Committee and the Board of Directors or Compensation Committee of any other company, nor has any interlocking relationship existed in the past.

Nominating and Governance Committee

The Nominating and Governance Committee is comprised of Messrs. Bennett, Dai and Zhang. Mr. Zhang is the Chairman of the Nominating and Governance Committee. The Board of Directors adopted a charter for the Nominating and Governance Committee on October 22, 2008. The charter is available on our website, http://www.chinaagritechinc.com/management.htm.

Although we do not currently have a formal policy or procedure for stockholder recommendations of director candidates, the board of directors welcomes such recommendations and will consider candidates recommended by stockholders if there is a vacancy on the board of directors or if there is a need for particular expertise on the Board of Directors. Stockholders can recommend qualified candidates for the Board of Directors by submitting the candidate’s name and qualifications to: Hai Lin Zhang, Chairman, Nominating and Governance Committee, China Agritech, Inc., at 3rd Floor, No.11 Building, Zhonghong International Business Garden, Future Business Center, Chaoyang North Road, Chaoyang District, Beijing, China 100024.  There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for director based on whether the nominee was recommended by a stockholder. Among other things, the Nominating and Governance Committee takes into account, when acting upon nominees, factors such as familiarity with the industry in which the Company operates, experience in working with China-based companies, the relevant expertise of its directors and director nominees, whether the director or nominee would be considered independent, the time that the director or nominee will be able to devote to Company matters, experience with U.S. public companies, language skills and other factors. “Diversity,” as such, is not a criterion that the committee considers. The Nominating and Governance Committee believes that it is appropriate to include representation of senior management on the Board of Directors.  The Nominating and Governance Committee met two times and took action by written consent one time during 2009.

Each of the director nominees were approved by the Nominating and Governance Committee, and were recommended for nomination by the Company’s current Board of Directors.

Audit Committee

The Audit Committee is comprised of Messrs. Bennett, Dai and Zhang, and Mr. Bennett is its Chairman.  The Audit Committee was established in accordance with section 3(a)(58)(A) of the Exchange Act. The board of directors has determined that each of the members of the Audit Committee is independent as defined in Rule 5605(a)(2)of the Nasdaq Marketplace Rules, and that Mr. Bennett qualifies as an ‘‘audit committee financial expert,’’ as that term is defined in Item 407(d)(5)(ii) of Regulation S-K. The Audit Committee recommends to the board of directors the annual engagement of a firm of independent accountants and reviews with the independent accountants the scope and results of audits, our internal accounting controls and audit practices and professional services rendered to us by our independent accountants. The Audit Committee adopted a written charter on October 22, 2008. The charter is available on our website, http://www.chinaagritechinc.com/management.htm. The charter sets forth the responsibilities, authority and specific duties of the Audit Committee.  The Audit Committee took action by written consent three times in 2009.

Voting Agreement

In connection with the purchase agreement for the sale of shares of Common Stock and warrants to the Carlyle Investors, (i) the Company, (ii) the Carlyle Investors, (iii) Yu Chang, our Chief Executive Officer, President and Secretary, (iv) Xiao Rong Teng, a member of our Board of Directors, (v) China Tailong Group Limited, which is owned by Mr. Chang, and (vi) Sammi Holdings Limited, which is owned 85% by Mr. Chang and 15% by Ms. Teng (China Tailong Group, Limited and Sammi Holdings Limited hereinafter the “Additional Stockholders”), entered into a voting agreement whereby Mr. Chang, Ms. Teng and the Additional Stockholders agreed to vote their respective shares of Common Stock at each annual meeting of the Company’s stockholders or at any other meeting or pursuant to each written consent of the Company’s stockholders, in each such case, at which or pursuant to which, members of the Board of Directors are to be elected, for one individual designated by the Carlyle Investors (jointly) to be appointed as a member of the Board of Directors.  In the event that the Board determines that the Carlyle Investors’ designee qualifies an “independent director” as defined and determined in accordance with Rule 5605(a)(2) of the Nasdaq Marketplace Rules, the Company, Mr. Chang, Ms. Teng and the Additional Stockholders agreed to take any and all action necessary so as to cause the Carlyle Investors’ designee to be appointed to each committee of the Board, including, but not limited to, the audit and compensation committees of the Board; provided, however, that for inclusion on the audit committee, such designee must also meet the requirements for service on the audit committee as set forth in Rule 5605(c)(2)(A) of the Nasdaq Marketplace Rules.  The Carlyle Investors’ right to designate a member of the Board terminates at such time as the Carlyle Investors do not own at least 5.0% of the shares of the Company’s Common Stock, calculated on a fully diluted basis.  The Carlyle Investors’ designee to the Board of Directors is Ms. Zheng “Anne” Wang, who the Board of Directors has determined not to be an “independent director.”

Stockholder Communications

Stockholders can mail communications to the Board of Directors, c/o Secretary, China Agritech, Inc., Room 3F No. 11 Building; Zhonghong International Business Garden; Future Business Center Chaoyang North Road, Chaoyang District Beijing, China 100024, who will forward the correspondence to each addressee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of such registered equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons.

Based solely on our review of such forms furnished to us and written representations from certain reporting persons, in fiscal year 2009, we believe that Yu Chang did not timely file three of such reports, Gene Michael Bennett did not timely file one such report, Xiao Rong Teng did not timely file two such reports, Yinlong Industrial Co., Ltd. did not timely file two such reports, Sammi Holdings Ltd. did not timely file one such report and Ming Fang Zhu did not timely file one such report.

Legal Proceedings

To the best of the Company’s knowledge, there have been no material proceedings to which any director or officer is a party adverse to the Company or any of its subsidiaries or has a material interest averse to the Company or any of its subsidiaries.

Executive Officers

Set forth below is a list of our executive officers who do not also serve as directors:

Name	Age	Position	Held Office Since
Yau-Sing Tang	47	Chief Financial Officer and Controller	October 2008

Ming Fang Zhu	43	Chief Operating Officer	March 2009

Yau-Sing Tang.  Mr. Tang has been our Chief Financial Officer and Controller since October 22, 2008. Prior to that from April 2008 to September 2008, Mr. Tang was the director of AGCA CPA Limited, a CPA firm in Hong Kong. From August 2006 to March 2008, Mr. Tang served as financial controller of Carpenter Tan Holdings Ltd., a company listed on The Stock Exchange of Hong Kong Limited.  Prior to that, he was the founder and managing director of AGCA CPA, Limited from January 2006 to July 2006.  From April 2003 to December 2005, he was executive director and chief financial officer of China Cable & Communication, Inc., which is quoted on the Pink Sheets under the symbol CCCI.PK. Mr. Tang received his Bachelor of Social Sciences (Honors) degree from the University of Hong Kong in 1986. He is a fellow of the Association of Chartered Certified Accountants in the U.K. and the Hong Kong Institute of Certified Public Accountants. He is also a member of the Institute of Chartered Accountants in England and Wales and the Taxation Institute of Hong Kong.

Ming Fang Zhu.  Mr. Zhu has been our Chief Operating Officer since March 13, 2009.  From April 2007 to March 2009 Mr. Zhu served as President of Beijing Agritech Fertilizer Co, Ltd., an indirect subsidiary of the Company.  From January 2006 to April 2007 Mr. Zhu served as Vice President of Strategic Development of Beijing Agritech Fertilizer Co, Ltd, an indirect subsidiary of the Company.  Prior to joining the Company, Mr. Zhu was the Chief Executive Officer and a member of the Board of Directors of Gateguard Information Security Co, Ltd. from February 2002 to December 2005.  Mr. Zhu earned a bachelor’s degree in physics from Xuzhou Normal University and a master’s degree in economics from Henan University.  He earned a law degree through self-study and is a state-certified economist in the PRC.

Executive Compensation

We strive to provide our named executive officers with a competitive base salary that is in line with their roles and responsibilities.

It is not uncommon for companies with operations primarily in China to have base salaries and option awards as the sole and only form of compensation. The base salary level is established and reviewed based on the level of responsibilities, the experience and tenure of the individual and the current and potential contributions of the individual. The base salary is compared to similar positions within comparable peer companies and with consideration of the executive’s relative experience in his or her position. Based on an evaluation of available information with respect to the base salaries of executives of our competitors, the base salary paid and option awards granted to our named executive officers is in line with our competitors. Base salaries are reviewed periodically and at the time of promotion or other changes in responsibilities.

Summary Compensation Table

The following table reflects information concerning the annual compensation for services provided to us by our chief executive officer, our chief financial officer and our one other most highly compensated executive officer during the last three completed fiscal years and other persons who acted as executive officers during the fiscal year ended December 31, 2009, but who were not employed by us at year end.
Name and Principal Position	Year	Salary ($)	Option Awards ($)(5)		Total ($)
Yu Chang, Chief Executive Officer and President	2007	$120,000	—		$120,000
	2008	$120,000	—		$120,000
	2009	$93,000	$103,048	(1)	$196,048

Yau-Sing Tang, Chief Financial Officer and Controller	2007	—	—		—
	2008	$37,500			$37,500
	2009	$150,000	$343,493	(2)	$493,493
Ming-Fang Zhu, Chief Operating Officer	2007	—	—		—
	2008	—	—		—
	2009	$32,861	$51,524	(3)	$84,385
Xiao Rong Teng, Chief Operating Officer and Director	2007	—	—		—
	2008	$84,000	—		$84,000
	2009	$80,000	$51,524	(4)	$131,524

(1)
On December 22, 2009, Mr. Chang was granted 150,000 stock options at an exercise price of $11.92 per share.  The options vest and become exercisable according to the following schedule: (i) 45,000 on December 31, 2009; (ii) 45,000 on December 31, 2010; and (iii) 60,000 on December 31, 2011.

(2)
Mr. Tang was appointed in October 2008.  On December 22, 2009, Mr. Tang was granted 150,000 stock options at an exercise price of $11.92 per share.  The options fully vest and become exercisable on the date of grant.

(3)
Effective March 13, 2009, Mr. Zhu was appointed as our Chief Operating Officer. On December 22, 2009, Mr. Zhu was granted 75,000 stock options at an exercise price of $11.92 per share.  The options vest and become exercisable according to the following schedule: (i) 22,500 on December 31, 2009; (ii) 22,500 on December 31, 2010; and (iii) 30,000 on December 31, 2011.

(4)
Effective March 11, 2009, Ms. Teng resigned as our Chief Operating Officer, but remained as the Director of the Company.  On December 22, 2009, Ms. Teng was granted 75,000 stock options at an exercise price of $11.92 per share.  The options vest and become exercisable according to the following schedule: (i) 22,500 on December 31, 2009; (ii) 22,500 on December 31, 2010; and (iii) 30,000 on December 31, 2011.

(5)
Represents the grant-date fair value of the common stock option grants in the table under FASB ASC Topic 718 using assumptions set forth in the footnotes to the financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009.

We provide our executive officers with a base salary to compensate them for services rendered during the year.  In addition, we believe that it will be advantageous to provide our executives discretionary bonuses, equity incentives, retirement benefits, perquisites, deferred compensation or other benefits, such as through the 2008 Equity Incentive Plan, to continue to be successful.

Base Salary

The base salary paid to Mr. Chang during 2009 was approximately $93,000.  The base salary paid to Mr. Tang during 2009 was $150,000.  The base salary paid to Ms. Teng during 2009 was $80,000.  The base salary paid to Mr. Zhu during 2009 was $32,861. The base salary paid to all executives during 2009 was paid in cash, in Renminbi.  The value of base salary reflects each executive’s skill set and the market value of that skill set as determined in the sole discretion of the Board of Directors.

Employment Agreements

Yau-Sing Tang.  We entered into a two-year employment agreement with Mr. Tang on October 17, 2008, pursuant to which he was appointed as our Chief Financial Officer. Mr. Tang receives a base salary of $150,000 per annum. On December 22, 2009, Mr. Tang was awarded a five-year option to purchase 150,000 shares at an exercise price of $11.92 per share, the fair market value of our Common Stock on the date of the grant. Such award was fully vested on the date of grant. Also, on January 12, 2010, Mr. Tang was awarded 100,000 restricted shares of our Common Stock for his service rendered to the Company.

Ming Fang Zhu.   The Company entered into a three year employment agreement dated March 18, 2009 with Ming Fang Zhu pursuant to which Mr. Zhu serves as Chief Operating Officer of the Company. The agreement provides that Mr. Zhu receive an annual base salary of $36,000 and is terminable by Mr. Zhu for any reason upon 30 days notice.

Potential Payments upon Termination or Change in Control

Assuming the employment of our named executive officers were to be terminated without cause or for good reason, as of December 31, 2009, the following individuals would have been entitled to payments in the amounts set forth opposite to their name in the below table through June 30, 2010:

Yu Chang	$0
Yau-sing Tang	$0
Ming Fang Zhu	$0

Employee Benefits Plans

We do not sponsor any qualified or non-qualified pension benefit plans or maintain any non-qualified defined contribution or deferred compensation plans.

2008 Equity Incentive Plan

The 2008 Equity Incentive Plan (the “2008 Plan”) permits the grant of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, and Other Share-Based Awards as the Compensation Committee may determine to our employees, directors and consultants. We believe the Plan will promote the success of our business, advance our interests, and help us to attract and retain the best available personnel for positions of substantial responsibility.  The exercise price per share with of awards issued pursuant to the Plan is determined by the Compensation Committee provided that the exercise price per share cannot be less than the fair market value of a share on the grant date, and the Plan administrator establishes the times, installments or conditions upon which the Option, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, and other share-based awards will vest and become exercisable.

As of December 31, 2009, there were six employees and/or directors who were awarded stock options to purchase 492,500 shares of Common Stock  under the 2008 Plan.  In January 2010, the Company also awarded 326,000 restricted shares of Common Stock to five executives and/or directors.  In May 2010, the Company awarded options to purchase 760,000 shares of Common Stock to certain directors and employees.

Shares Available for Awards. After having equitably adjusted our 2008 Plan to give effect to a one-for-four reverse stock split of in September 2009 and a two-for-one forward stock split in February 2010, we have reserved 1,800,000 shares of Common Stock for issuance under the 2008 Plan. If any award expires, is cancelled, or terminates unexercised or is forfeited, the number of shares subject thereto is again available for grant under the 2008 Plan. The number of shares of Common Stock for which awards may be granted to a participant under the 2008 Plan in any calendar year cannot exceed 1,800,000 shares.  As of July 16, 2010, the Company still has 14,800 shares available for awards under the 2008 Plan.

Change-in-Control Provisions. In the event of a change in control, any outstanding awards that are unexercisable or otherwise unvested will become fully vested and immediately exercisable unless such award has been assumed by a successor corporation.

Amendment and Termination. The Compensation Committee may adopt, amend and rescind rules relating to the administration of the 2008 Plan, and amend, suspend or terminate the 2008 Plan, but no amendment will be made that adversely affects in a material manner any rights of the holder of any award without the holder’s consent, other than amendments that are necessary to permit the granting of awards in compliance with applicable laws. We have attempted to structure the 2008 Plan so that remuneration attributable to stock options and other awards will not be subject to a deduction limitation contained in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

Outstanding Equity Awards at Fiscal Year-End

As of December 31, 2009, we had the following outstanding equity awards:
	Option awards
Name	Number of securities underlying unexercised options exercisable	Number of securities underlying unexercised options unexercisable		Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
(a)	(b)	(c)		(d)	(e)	(f)
Yau-Sing Tang	150,000	-		-	11.92	October 17, 2014
Yu Chang	45,000	105,000	(1)	-	11.92	October 17, 2014
Xiao Rong Teng	22,500	52,500	(2)	-	11.92	October 17, 2014
Ming Fang Zhu	22,500	52,500	(2)	-	11.92	October 17, 2014
Min Zhang	12,000	28,000	(3)	-	11.92	October 17, 2014

(1) The options vest according to the following schedule: (i) 45,000 on December 31, 2010 and (ii) 60,000 on December 31, 2011.
(2) The options vest according to the following schedule: (i) 22,500 on December 31, 2010 and (ii) 30,000 on December 31, 2011.
(3) The options vest according to the following schedule: (i) 12,000 on December 31, 2010 and (ii) 16,000 on December 31, 2011.

Director Compensation

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)		Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
(a)	(b)	(c)	(d)		(e)	(f)	(g)	(h)
Gene Michael Bennett	20,000	—	2,703	(1)	—	—	—	22,703
Lun Zhang Dai	20,000	—	—		—	—	—	20,000
Hai Lin Zhang	20,000	—	—		—	—	—	20,000

(1) Represents the value of options to purchase up to 5,000 shares of common stock.

In September 2008 we entered into an agreement with each of Messrs. Lun Zhang Dai, Hai Lin Zhang and Gene Michael Bennett.  Pursuant to each agreement, the director is entitled to a director’s fee of $20,000 per annum, payable semi-annually, except in the case of Mr. Bennett, whose fee is payable quarterly.  Such fee is in addition to any fees to which the director may be entitled under guidelines and rules established by us from time to time for compensating non-employee directors for their services and attending meetings of the board and its committees.  Pursuant to our agreement with Mr. Bennett, we granted him an option to purchase 5,000 shares of our Common Stock in May 2009. The directors are also entitled to reimbursement of pre-approved reasonable business related expenses in the performance of their duties as directors. Each agreement is expires upon the respective director’s removal or resignation from the Board of Directors.  Pursuant to the agreements, Messrs. Dai, Zhang and Bennett are each obligated not to compete with us or our subsidiaries for a period of 12 months from the date the cease serving as members of our Board of Directors.  Either the parties to the directors’ agreements may terminate the respective agreements upon 10 days written notice.  Additionally, each of Messrs. Dai, Zhang and Bennett executed indemnification agreements with us in September 2008.  Pursuant to such agreements, we have agreed to indemnify the directors to the fullest extent permitted by Delaware law against expenses paid in settlement, actually and reasonably incurred by the director in connection with a proceeding by us or in pursuit of our rights to procure a judgment in our favor if the director acted in good faith and in a matter the director indemnitee reasonably believed to be in our best interests.  We also agreed to indemnify the directors against expenses actually and reasonably incurred by the director indemnitee in connection with a proceeding, other than a proceeding by us or in pursuit of our rights, if the director acted in good faith and in a matter the director indemnitee reasonably believed to be in our best interests, and, with respect to any criminal action or proceeding, the director had no reasonable cause to believe that his conduct was unlawful

Option Exercises and Stock Vested

On January 12, 2010, the Company awarded the following restricted shares of Common Stock to directors and executives for their services rendered to the Company.
Name	Number of Shares Awarded		Value Realized on Vesting(1)

Yu Chang	100,000	(2)	$1,761,000

Xiao-Rong Teng	50,000	(2)	$880,500

Yau-Sing Tang	100,000	(3)	$1,761,000

Ming-Fang Zhu	50,000	(2)	$880,500

1.	The value is determined with reference to the closing market price of $17.61 per share as at January 12, 2010 (the date of award).

2.	The shares awarded to Mr. Chang, Ms. Teng and Mr. Zhu vest according to the following schedule (i) 30% upon issuance, (ii) 30% on December 31, 2010 and (iii) 40% on December 31, 2011.

3.	The shares awarded to Mr. Tang fully vest upon issuance.

On March 2, 2010, the following stock options issued to directors and executives that already vested were exercised cashlessly. As a result, the following shares were issued upon exercise:

Name	Number of Stock Options Exercised	Number of Shares Issued by Cashless Exercise	Value Realized on Exercise (1)

Yu Chang	45,000	24,720	$632,832

Xiao-Rong Teng	22,500	12,360	$316,416

Yau-Sing Tang	150,000	82,401	$2,109,466

Ming-Fang Zhu	22,500	12,360	$316,410

1.	The value is determined with reference to the closing market price of $25.60 per share as at March 2, 2010.

Retirement Benefits

As stipulated by the regulations of the PRC government, companies operating in the PRC have defined contribution retirement plans for their employees. The PRC government is responsible for the pension liability to these retired employees. Commencing January 1, 2002, the Company was required to make specified contributions to the state-sponsored retirement plan at 20% of the basic salary cost of their staff. Each of the employees of the PRC subsidiaries is required to contribute 8% of his/her basic salary. For the year ended December 31, 2009, the Company contributed approximately $34,789. The Company does not accrue pension, retirement or similar benefits.

Compensation Committee Interlocks and Insider Participation

No interlocking relationship exists between our Board of Directors or Compensation Committee and the Board of Directors or Compensation Committee of any other company, nor has any interlocking relationship existed in the past.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE BOARD OF DIRECTORS’ NOMINEES.

PLEASE NOTE:  If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors, unless you direct the holder how to vote, by marking your proxy card.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee assists the Board of Directors in providing oversight of the systems and procedures relating to the integrity of the Company’s financial statements, the Company’s financial reporting process, its systems of internal accounting and financial controls, the annual independent audit process of the Company’s annual financial statements, the Company’s compliance with legal and regulatory requirements and the qualification and independence of the Company’s independent registered public accounting firm. Management has the responsibility for the implementation of these activities. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, including a discussion of the quality and the acceptability of the Company’s financial reporting and controls.

The Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles and on the effectiveness of the Company’s internal control over financial reporting. With respect to the audit of Company’s financial statements for the year ended December 31, 2009, the Audit Committee has reviewed and discussed the audited financial statements with management; has discussed with Company’s independent accountants the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountant the independent accountant’s independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

On June 8, 2010, the Audit Committee approved the appointment of Crowe Horwath LLP to serve as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2010.

The members of the audit committee are:

Gene Michael Bennett (Chairman)
Lun Zhang Dai
Hai Lin Zhang

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operational decisions. Parties are also considered to be related if they are subject to common control or common significant influence.

On February 12, 2009,  Tailong, our wholly owned subsidiary, entered into (i) a share purchase agreement between Pacific Dragon and Yinlong, and (ii) a supplemental purchase agreement among Yinlong, Pacific Dragon, Mr. Chang (our Chief Executive Officer, President, Secretary and director) and Ms. Teng, one of our directors, pursuant to which Tailong has agreed to acquired Yinlong’s remaining 10% interest in Pacific Dragon for an aggregate purchase price of $7,980,000.  Mr. Chang owns 85% of Yinlong’s outstanding shares and Ms. Teng owns the remaining 15%.  After the close of this transaction on May 15, 2009, Pacific Dragon became our indirect wholly owned subsidiary.

On February 12, 2009, in connection with the supplemental purchase agreement described above, Tailong issued an unsecured, interest-free promissory note in the principal amount of $6,980,000 to Yinlong as consideration for the purchase of its 10% interest in Pacific Dragon.  The promissory note had a maturity date of December 31, 2009 and Tailong was permitted to prepay all of any portion of the principal of the promissory note without penalty.

On May 15, 2009, Tailong entered into an amendment to the supplemental purchase agreement among Yinlong, Pacific Dragon, Mr. Chang and Ms. Teng pursuant to which Tailong amended the settlement of the purchase consideration to provide for a cash payment of $1,000,000 and issuance of 1,745,000 restricted shares of our Common Stock for the balance consideration. On the same date, Tailong completed the acquisition of all of the capital stock in Pacific Dragon.  In July 2009, Yinlong sold all 1,745,000 shares of our Common Stock to SammiHoldings Limited, a British Virgin Islands company in which Mr. Chang has an 85% equity interest and Ms. Teng owns the remaining 15% equity interest.

Pursuant to the Company’s by-laws, no contract or transaction between the Company and any of its directors or officers, or between the Company and any other entity in which one or more of the Company’s directors or officers are directors or officers or have a financial  interest, will be void or voidable solely for this reason, solely because the Director or officer is present at or participates in the meeting of the Board of Directors or committee thereof that authorizes the contract or transaction, or solely because his or their votes are counted for such purpose,  if: (i) the material facts as to his  relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith  authorizes the contract or transaction by the affirmative vote of a majority of the disinterested Directors, even though the disinterested Directors be less  than a  quorum, (ii) the material facts as to his  relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved  in good faith by vote of the stockholders or (iii) the contract or  transaction is fair as to the Company as of the  time it is authorized, approved or ratified by the Board of Directors, a committee thereof or  the  stockholders. Interested  Directors may be counted in determining  the  presence of a quorum at a meeting of the Board of Directors or of a committee that authorizes the contract or transaction.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Audit Committee has appointed Crowe Horwath LLP as independent accountants for the fiscal year ended December 31, 2010, subject to the ratification by stockholders.  Representatives of Crowe Horwath LLP are expected to be present at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement, if they so desire.

In the event the stockholders fail to ratify the selection of Crowe Horwath LLP, the Audit Committee will reconsider whether or not to retain the firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Services and Fees of Independent Accountants

Aggregate fees billed to the Company by Crowe Horwath LLP and Grobstein, Horwath & Company LLP, during the last two fiscal years were as follows:

Fees	2009	2008
Audit Fees – Crowe Horwath LLP	$228,000	$150,000
Audit Fees – Grobstein, Horwath & Company LLP	-	50,000
Audit Related Fees – Crowe Horwath LLP	34,000	-
Audit Related Fees – Grobstein, Horwath & Company LLP	-	10,000
Tax Fees – Crowe Horwath LLP	-	-
Tax Fees – Grobstein, Horwath & Company LLP	-	-
All Other Fees – Crowe Horwath LLP	-	-
All Other Fees – Grobstein, Horwath & Company LLP	-	-
Total	$262,000	$210,000

Audit Fees

Crowe Horwath LLP was paid aggregate fees of approximately $180,000 and $150,000 for the audit of our annual financial statements for the fiscal year ended December 31, 2009 and 2008, respectively  Crowe Horwath LLP was paid aggregate fees of approximately $48,000 for the review of the financial statements included in our Quarterly Reports on Form 10-Q for the periods ended March 31, 2009, June 30, 2009, and September 30, 2009.  Grobstein, Horwath & Company LLP was paid aggregate fees of approximately $50,000 for the review of the financial statements included in our Quarterly Reports on Form 10-Q for the periods ended March 31, 2008, June 30, 2008, and September 30, 2008.

Audit-Related Fees

Audit related fees consist of services by Crowe Horwath LLP. that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under Audit Fees. This category includes accounting consultations on transaction and proposed transaction related matters. We incurred these fees in connection with registration statements and financing transactions

Tax Fees

None.

All Other Fees

None.

Change in the Company’s Principal Accountant

Effective as of April 18, 2008, the Company formally engaged Grobstein, Horwath & Company LLP, as its principal independent auditor to audit the financial statements of the Company for the year ending December 31, 2008 and simultaneously dismissed Kabani & Co. LLP (the “Former Auditor”). The Former Auditor was the Company’s independent registered public accounting firm engaged to examine the Company’s consolidated financial statements for the fiscal years ended December 31, 2007, 2006 and 2005.The decision to change accountants was recommended, authorized and approved by the Board of Directors of the Company.

During the period from the engagement of the Former Auditor through the date of the dismissal of the Former Auditor, the Former Auditor did not issue any report on the financial statements that contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles, and there were no disagreements with the Former Auditors, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the Former Auditor’s satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. Grobstein, Horwath & Company LLP, did not advise the Company with respect to any of the matters described in paragraphs (a)(i)(v) of Item 304 of Regulation S-K prior to engaging Grobstein, Horwath & Company LLP.

Effective December 8, 2008, Grobstein, Horwath & Company LLP merged with and into Crowe Horwath LLP.  As a result of the merger, Grobstein, Horwath & Company LLP resigned on January 7, 2009 as our independent registered public accounting firm and Crowe Horwath LLP was formally engaged on January 19, 2009 as our new independent public accounting firm.

Pre-Approval of Services

As provided for in our Audit Committee charter, the Audit Committee pre-approves all audit and non-audit services by the independent auditors as required by applicable law and the rules of any securities exchange upon which our securities may be listed. The Audit Committee pre-approved all of the services and fees reported above.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT ACCOUNTANTS.

PROPOSAL 3

APPROVAL OF THE 2010 EQUITY INCENTIVE PLAN

The Company is seeking approval of the stockholders to adopt the China Agritech, Inc. 2010 Omnibus Securities and Incentive Plan (the “2010 Plan”). The purpose of the 2010 Plan is to attract and retain qualified individuals for positions of substantial responsibility with the Company and to provide incentives to such individuals to promote the success of the Company’s business.  If the 2010 Plan is approved, Awards under the Plan which provide for the issuance of shares of the Company’s Common Stock will be limited in the aggregate to 2,100,000 shares of Common Stock in any calendar year.

General Description of the Incentive Plan Proposal

The following is a summary of the material provisions of the 2010 Plan and is qualified in its entirety by reference to the complete text of the 2010 Plan, a copy of which is attached to this proxy statement as Annex A.

Administration. The 2010 Plan is administered by the compensation committee of the board of directors, which consists of three members of the board of directors, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act and an “outside director” within the meaning of Code Section 162(m). Among other things, the compensation committee has complete discretion, subject to the express limits of the 2010 Plan, to determine the directors, employees and nonemployee consultants to be granted an award, the type of award to be granted, the number of shares of Common Stock subject to each award, the exercise price of each option and base price of each SAR, the term of each award, the vesting schedule for an award, whether to accelerate vesting, the value of the Common Stock underlying the award, and the required withholding, if any. The compensation committee may amend, modify or terminate any outstanding award, provided that the participant’s consent to such action is required if the action would materially and adversely impair the participant’s rights or entitlements with respect to that award. The compensation committee is also authorized to construe the award agreements, and may prescribe rules relating to the 2010 Plan. Notwithstanding the foregoing, the compensation committee does not have any authority to grant or modify an award under the 2010 Plan with terms or conditions that would cause the grant, vesting or exercise to be considered nonqualified “deferred compensation” subject to Code Section 409A. The last reported sales price on the Nasdaq Stock Market of the Company’s Common Stock on July 20, 2010 was $11.11.

Grant of Awards; Shares Available for Awards. The 2010 Plan provides for the grant of options, SARs, performance share awards, performance unit awards, distribution equivalent right awards, restricted stock awards, restricted stock unit awards and unrestricted stock awards to directors, officers, employees and nonemployee consultants of the Company or its affiliates. The Company has reserved a total of 2,100,000 shares of Common Stock for issuance as or under awards to be made under the 2010 Plan.  If any award lapses, expires, is cancelled, or terminates unexercised or ceases to be exercisable for any reason, the number of shares subject thereto is again available for grant under the 2010 Plan. The number of shares of Common Stock for which awards may be granted to a participant under the 2010 Plan in any calendar year is limited to 500,000.

Currently, there are 25 employees, directors, and non-employee consultants who would be entitled to receive stock options and/or restricted shares under the 2010 Plan. Future new hires and additional consultants would be eligible to participate in the 2010 Plan as well. The number of options and/or restricted shares to be granted to executives and directors cannot be determined at this time as the grant of stock options and/or restricted shares is dependent upon various factors such as hiring requirements and job performance.

Stock Options. Options granted under the 2010 Plan may be either “incentive stock options” (“ISOs”), which are intended to meet the requirements for special federal income tax treatment under the Code, or “nonqualified stock options” (“NQSOs”). Options may be granted on such terms and conditions as the compensation committee may determine; provided, however, that the per share exercise price under an option may not be less than the fair market value of a share of the underlying Common Stock on the date of grant and the term of the option may not exceed 10 years (110% of such value and 5 years in the case of an ISO granted to an employee who owns (or is deemed to own) more than 10% of the total combined voting power of all classes of capital stock of the Company or a parent or subsidiary of the Company). ISOs may only be granted to employees. In addition, the aggregate fair market value of Common Stock covered by ISOs (determined at the time of grant) which are exercisable for the first time by an employee during any calendar year may not exceed $100,000. Any excess is treated as a NQSO.

Stock Appreciation Rights. A SAR entitles the participant, upon exercise, to receive an amount, in cash or stock or a combination thereof, equal to the increase in the fair market value of the underlying Common Stock between the date of grant and the date of exercise. SARs may be granted in tandem with, or independently of, options granted under the 2010 Plan. A SAR granted in tandem with an option (i) is exercisable only at such times, and to the extent, that the related option is exercisable in accordance with the procedure for exercise of the related option; (ii) terminates upon termination or exercise of the related option (likewise, the option granted in tandem with a SAR terminates upon exercise of the SAR); (iii) is transferable only with the related option; and (iv) if the related option is an ISO, may be exercised only when the value of the stock subject to the option exceeds the exercise price of the option. A SAR that is not granted in tandem with an option is exercisable at such times as the compensation committee may specify.

Performance Shares or Performance Unit Awards. Performance share or performance unit awards entitle the participant to receive cash or shares of Common Stock upon attaining specified performance goals. In the case of performance units, the right to acquire the units is denominated in cash values.

Distribution Equivalent Right Awards. A distribution equivalent right award entitles the participant to receive bookkeeping credits, cash payments and/or Common Stock distributions equal in amount to the distributions that would have been made to the participant had the participant held a specified number of shares of the Company’s Common Stock during the period the participant held the distribution equivalent right. A distribution equivalent right may be awarded as a component of another award, where, if so awarded, such distribution equivalent right will expire or be forfeited by the participant under the same conditions as under such other award.

Restricted Stock Awards or Restricted Stock Unit Award. A restricted stock award is a grant or sale of Common Stock to the participant, subject to the Company’s right to repurchase all or part of the shares at their purchase price (or to require forfeiture of such shares if purchased at no cost) in the event that conditions specified by the compensation committee in the award are not satisfied prior to the end of the time period during which the shares subject to the award may be repurchased by or forfeited to the Company. A restricted stock unit entitles the participant to receive a cash payment equal to the fair market value of a share of Common Stock for each restricted stock unit subject to such restricted stock unit award, if the holder satisfies the applicable vesting requirement.

Unrestricted Stock Awards. An unrestricted stock award is a grant or sale of Common Stock to the participant that is not subject to transfer, forfeiture or other restrictions, in consideration for past services rendered to the Company or an affiliate or for other valid consideration.

Change of Control Provisions. In connection with the grant of an award, the compensation committee may provide that, in the event of a change in control, such award will become fully vested and immediately exercisable.

Amendment and Termination. The Board of Directors may adopt, amend and rescind rules relating to the administration of the 2010 Plan, and amend, suspend or terminate the 2010 Plan, but no such amendment or termination will be made that materially and adversely impairs the rights of the participant with respect to any award without the participant’s consent, other than amendments that are necessary to permit the granting of awards in compliance with Code Sections 162(m) and/or 409A. We have attempted to structure the 2010 Plan so that remuneration attributable to options and other awards will not be subject to the deduction limitation contained in Code Section 162(m).

Certain Federal Income Tax Consequences of the 2010 Plan

The following is a general summary of the federal income tax consequences under current U.S. tax law of options, stock appreciation rights, restricted stock, performance shares, performance units, restricted stock units, distribution equivalent rights and unrestricted stock. It does not purport to cover all of the special rules, including special rules relating to participants subject to Section 16(b) of the Exchange Act and the exercise of an option with previously-acquired shares, or the state or local income or other tax consequences.

A participant does not recognize taxable income upon the grant of a NQSO or an ISO. Upon the exercise of a NQSO, the participant recognizes ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price paid therefore, and the Company, if it is subject to U.S. income taxation, will generally be entitled to a deduction for such amount at that time. If the participant later sells shares acquired pursuant to the exercise of a NQSO, the participant recognizes long-term or short-term capital gain or loss, depending on the period for which the shares were held. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gain.  Upon the exercise of an ISO, the participant does not recognize taxable income. If the participant disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to the participant, the participant recognizes long-term capital gain or loss and the Company, if it is subject to U.S. income taxation, will not be entitled to a deduction. However, if the participant disposes of such shares within the required holding period, all or a portion of the gain is treated as ordinary income and the Company is generally entitled to deduct such amount.  In addition to the tax consequences described above, a participant may be subject to the alternative minimum tax, which is payable to the extent it exceeds the participant’s regular tax. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price paid therefore is a preference item for alternative minimum taxable income determination purposes. In addition, the participant’s basis in such shares is increased by such excess for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes.

A participant does not recognize income upon the grant of an SAR. The participant has ordinary compensation income upon exercise of the SAR equal to the increase in the value of the underlying shares, and the Company, if it is subject to U.S. income taxation, will generally be entitled to a deduction for such amount.

A participant does not recognize income on the receipt of a performance share award until the shares are received. At such time, the participant recognizes ordinary compensation income equal to the excess, if any, of the fair market value of the shares over any amount paid for the shares, and the Company, if it is subject to U.S. income taxation, will generally be entitled to deduct such amount at such time.

A participant does not recognize income on the receipt of a performance unit award, restricted stock unit award or dividend equivalent right award until a cash payment is received.  At such time, the participant recognizes ordinary compensation income equal to the amount of cash received, and the Company, if it is subject to U.S. income taxation, will generally be entitled to deduct such amount at such time.

A participant who receives a grant of restricted stock generally recognizes ordinary compensation income equal to the excess, if any of fair market value of the stock at the time the restriction lapses over any amount paid for the shares. Alternatively, the participant may elect to be taxed on the value at the time of grant. The Company, if it is subject to U.S. income taxation, will generally be entitled to a deduction at the same time and in the same amount as the income required to be included by the participant.

A participant recognizes ordinary compensation income on receipt of the shares under an unrestricted stock award equal to the excess, if any, of the fair market value of the shares over any amount paid for the shares, and the Company, if it is subject to U.S. income taxation, will generally be entitled to deduct such amount at such time.

REQUIRED VOTE

Approval of the Plan requires an affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting, provided a quorum exists.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2010 PLAN.

OTHER INFORMATION

The Company’s 2009 annual report on Form 10-K, excluding exhibits, will be mailed without charge to any stockholder entitled to vote at the meeting, upon written request to the Company’s Chief Executive Officer, Room 3F No. 11 Building; Zhonghong International Business Garden; Future Business Center; Chaoyang North Road, Chaoyang District; Beijing, China 100024

Important Notice Regarding Availability of Proxy Materials

This proxy statement and Company’s 2009 annual report are available at Company’s website, http://www.chinaagritechinc.com/.

Other Matters to Be Presented at the Annual Meeting

Company did not have notice, as of June 21, 2010, of any matter to be presented for action at the Annual Meeting, except as discussed in this proxy statement.  The persons authorized by the accompanying form of proxy will vote in their discretion as to any other matter that comes before the Annual Meeting.

Stockholder Proposals for Next Annual Meeting

Stockholder proposals intended to be included in the proxy statement for the next annual meeting must be received by Company by April 7, 2011.  The persons authorized by the form of proxy to be sent in connection with the solicitation of proxies on behalf of Company’s board of directors for next year’s annual meeting will vote in their discretion as to any matter of which Company has not received notice by June 21, 2011.

By Order of the Board of Directors,

/s/ Yu Chang
Name: Yu Chang
Title: Chief Executive Officer and President

July 21, 2010

ANNEX A

CHINA AGRITECH, INC.

2010 OMNIBUS SECURITIES AND INCENTIVE PLAN

CHINA AGRITECH, INC.
2010 OMNIBUS SECURITIES AND INCENTIVE PLAN

Table Of Contents

CHINA AGRITECH, INC.
2010 OMNIBUS SECURITIES AND INCENTIVE PLAN

Table Of Contents (continued)

ii

CHINA AGRITECH, INC.
2010 OMNIBUS SECURITIES AND INCENTIVE PLAN

Table Of Contents (continued)

		Page

Section 17.15	No Funding	25
Section 17.16	Headings	25
Section 17.17	Terms of Award Agreements	25
Section 17.18	California Information Requirements	25

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CHINA AGRITECH, INC.

2010 OMNIBUS SECURITIES AND INCENTIVE PLAN

ARTICLE I
PURPOSE

The purpose of this China Agritech, Inc. 2010 Omnibus Securities and Incentive Plan (the “Plan”) is to benefit the stockholders of China Agritech, Inc., a Delaware corporation (the “Company”), by assisting the Company to attract, retain and provide incentives to key management employees and nonemployee directors of, and non-employee consultants to, the Company and its Affiliates, and to align the interests of such employees, nonemployee directors and nonemployee consultants with those of the Company’s stockholders. Accordingly, the Plan provides for the granting of Distribution Equivalent Rights, Incentive Stock Options, Non-Qualified Stock Options, Performance Share Awards, Performance Unit Awards, Restricted Stock Awards, Restricted Stock Unit Awards, Stock Appreciation Rights, Tandem Stock Appreciation Rights, Unrestricted Stock Awards or any combination of the foregoing, as may be best suited to the circumstances of the particular Employee, Director or Consultant as provided herein.

ARTICLE II
DEFINITIONS

The following definitions shall be applicable throughout the Plan unless the context otherwise requires:

“Affiliate” shall mean any corporation which, with respect to the Company, is a “subsidiary corporation” within the meaning of Section 424(f) of the Code.

“Award” shall mean, individually or collectively, any Distribution Equivalent Right, Option, Performance Share Award, Performance Unit Award, Restricted Stock Award, Restricted Stock Unit Award, Stock Appreciation Right or Unrestricted Stock Award.

“Award Agreement” shall mean a written agreement between the Company and the Holder with respect to an Award, setting forth the terms and conditions of the Award, and each of which shall constitute a part of the Plan.

“Board” shall mean the Board of Directors of the Company.

“Cause” shall mean (i) if the Holder is a party to an employment or similar agreement with the Company or an Affiliate which agreement defines “Cause” (or a similar term) therein, “Cause” shall have the same meaning as provided for in such agreement, or (ii) for a Holder who is not a party to such an agreement, “Cause” shall mean termination by the Company or an Affiliate of the employment (or other service relationship) of the Holder by reason of the Holder’s (A) intentional failure to perform reasonably assigned duties, (B) dishonesty or willful misconduct in the performance of the Holder’s duties, (C) involvement in a transaction which is materially adverse to the Company or an Affiliate, (D) breach of fiduciary duty involving personal profit, (E) willful violation of any law, rule, regulation or court order (other than misdemeanor traffic violations and misdemeanors not involving misuse or misappropriation of money or property), (F) commission of an act of fraud or intentional misappropriation or conversion of any asset or opportunity of the Company or an Affiliate, or (G) material breach of any provision of the Plan or the Holder’s Award Agreement or any other written agreement between the Holder and the Company or an Affiliate, in each case as determined in good faith by the Board, the determination of which shall be final, conclusive and binding on all parties.

“Change of Control” shall mean (i) for a Holder who is a party to an employment or consulting agreement with the Company or an Affiliate which agreement defines “Change of Control” (or a similar term) therein, “Change of Control” shall have the same meaning as provided for in such agreement, or (ii) for a Holder who is not a party to such an agreement, “Change of Control” shall mean the satisfaction of any one or more of the following conditions (and the “Change of Control” shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied):

(a)           Any person (as such term is used in paragraphs 13(d) and 14(d)(2) of the Exchange Act, hereinafter in this definition, “Person”), other than the Company or an Affiliate or an employee benefit plan of the Company or an Affiliate, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities;

(b)           The closing of a merger, consolidation or other business combination (a “Business Combination”) other than a Business Combination in which holders of the Common Stock immediately prior to the Business Combination have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the Business Combination as immediately before;

(c)           The closing of an agreement for the sale or disposition of all or substantially all of the Company’s assets to any entity that is not an Affiliate;

(d)           The approval by the holders of shares of Common Stock of a plan of complete liquidation of the Company other than a liquidation of the Company into any subsidiary or a liquidation a result of which persons who were stockholders of the Company immediately prior to such liquidation have substantially the same proportionate ownership of shares of common stock of the surviving corporation immediately after such liquidation as immediately before; or

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(e)           Within any twenty-four (24) month period, the Incumbent Directors shall cease to constitute at least a majority of the Board or the board of directors of any successor to the Company; provided, however, that any director elected to the Board, or nominated for election, by a majority of the Incumbent Directors then still in office, shall be deemed to be an Incumbent Director for purposes of this paragraph (e), but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, entity or “group” other than the Board (including, but not limited to, any such assumption that results from paragraphs (a), (b), (c), or (d) of this definition).

Notwithstanding the foregoing, a “Change of Control” shall not be deemed to occur if the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code.

“Code” shall mean the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to any section and any regulation under such section.

“Committee” shall mean a committee comprised of not less than three (3) members of the Board who are selected by the Board as provided in Section 4.1.

“Common Stock” shall mean the Company’s common stock, par value $0.001 per share, of the Company.

“Company” shall mean China Agritech, Inc., a Delaware corporation, and any successor thereto.

“Consultant” shall mean any non-Employee (individual or entity) advisor to the Company or an Affiliate who or which has contracted directly with the Company or an Affiliate to render bona fide consulting or advisory services thereto.

“Director” shall mean a member of the Board or a member of the board of directors of an Affiliate, in either case, who is not an Employee.

“Distribution Equivalent Right” shall mean an Award granted under Article XIII of the Plan which entitles the Holder to receive bookkeeping credits, cash payments and/or Common Stock distributions equal in amount to the distributions that would have been made to the Holder had the Holder held a specified number of shares of Common Stock during the period the Holder held the Distribution Equivalent Right.

“Distribution Equivalent Right Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Distribution Equivalent Right Award.

“Effective Date” shall mean June 9, 2010.

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“Employee” shall mean any employee, including officers, of the Company or an Affiliate.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean, as determined consistent with the applicable requirements of Sections 409A and 422 of the Code, as of any specified date, the closing sales price of the Common Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date) on the Nasdaq Stock Market or a domestic or foreign national securities exchange (including London’s Alternative Investment Market) on which the Common Stock may be listed, as reported in The Wall Street Journal or The Financial Times.  If the Common Stock is not listed on the Nasdaq Stock Market or on a national securities exchange, but is quoted on the OTC Bulletin Board or by the National Quotation Bureau, the Fair Market Value of the Common Stock shall be the mean of the bid and asked prices per share of the Common Stock for such date.  If the Common Stock is not quoted or listed as set forth above, Fair Market Value shall be determined by the Board in good faith by any fair and reasonable means (which means, with respect to a particular Award grant, may be set forth with greater specificity in the applicable Award Agreement).  The Fair Market Value of property other than Common Stock shall be determined by the Board in good faith by any fair and reasonable means, and consistent with the applicable requirements of Sections 409A and 422 of the Code.

“Family Member” shall mean any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee of the Holder), a trust in which such persons have more than fifty percent (50%) of the beneficial interest, a foundation in which such persons (or the Holder) control the management of assets, and any other entity in which such persons (or the Holder) own more than fifty percent (50%) of the voting interests.

“Holder” shall mean an Employee, Director or Consultant who has been granted an Award or any such individual’s beneficiary, estate or representative, to the extent applicable.

“Incentive Stock Option” shall mean an Option which is intended by the Committee to constitute an “incentive stock option” under Section 422 of the Code.

“Incumbent Director” shall mean, with respect to any period of time specified under the Plan for purposes of determining whether or not a Change of Control has occurred, the individuals who were members of the Board at the beginning of such period.

“Non-Qualified Stock Option” shall mean an Option which is not an Incentive Stock Option.

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“Option” shall mean an Award granted under Article VII of the Plan of an option to purchase shares of Common Stock and includes both Incentive Stock Options and Non-Qualified Stock Options.

“Option Agreement” shall mean a written agreement between the Company and a Holder with respect to an Option.

“Performance Criteria” shall mean the criteria that the Committee selects for purposes of establishing the Performance Goal(s) for a Holder for a Performance Period.

“Performance Goals” shall mean, for a Performance Period, the written goal or goals established by the Committee for the Performance Period based upon the Performance Criteria.

“Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, selected by the Committee, over which the attainment of one or more Performance Goals or other business objectives shall be measured for purposes of determining a Holder’s right to, and the payment of, a Qualified Performance-Based Award.

“Performance Share Award” shall mean an Award granted under Article XII of the Plan under which, upon the satisfaction of predetermined individual and/or Company (and/or Affiliate) performance goals and/or objectives, shares of Common Stock are paid to the Holder.

“Performance Share Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Performance Share Award.

“Performance Unit” shall mean a Unit awarded to a Holder pursuant to a Performance Unit Award.

“Performance Unit Award” shall mean an Award granted under Article XI of the Plan under which, upon the satisfaction of predetermined individual and/or Company (and/or Affiliate) performance goals and/or objectives, a cash payment shall be made to the Holder, based on the number of Units awarded to the Holder.

“Performance Unit Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Performance Unit Award.

“Plan” shall mean this China Agritech, Inc. 2010 Omnibus Securities and Incentive Plan, as amended from time to time, together with each of the Award Agreements utilized hereunder.

“Qualified Performance-Based Award” shall mean Awards intended to qualify as “performance-based” compensation under Section 162(m) of the Code.

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“Restricted Stock Award” shall mean an Award granted under Article VIII of the Plan of shares of Common Stock, the transferability of which by the Holder shall be subject to Restrictions.

“Restricted Stock Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Restricted Stock Award.

“Restricted Stock Unit Award”  shall mean an Award granted under Article X of the Plan under which, upon the satisfaction of predetermined individual service-related vesting requirements, a cash payment shall be made to the Holder, based on the number of Units awarded to the Holder.

“Restricted Stock Unit Award Agreement”  shall mean a written agreement between the Company and a Holder with respect to a Restricted Stock Unit Award.

“Restriction Period” shall mean the period of time for which shares of Common Stock subject to a Restricted Stock Award shall be subject to Restrictions, as set forth in the applicable Restricted Stock Award Agreement.

“Restrictions” shall mean forfeiture, transfer and/or other restrictions applicable to shares of Common Stock awarded to an Employee, Director or Consultant under the Plan pursuant to a Restricted Stock Award and set forth in a Restricted Stock Award Agreement.

“Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a substantially similar function.

“Stock Appreciation Right” shall mean an Award granted under Article XIV of the Plan of a right, granted alone or in connection with a related Option, to receive a payment on the date of exercise.

“Stock Appreciation Right Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Stock Appreciation Right.

“Tandem Stock Appreciation Right” shall mean a Stock Appreciation Right granted in connection with a related Option, the exercise of which shall result in termination of the otherwise entitlement to purchase some or all of the shares of Common Stock under the related Option, all as set forth in Section 14.2.

“Ten Percent Stockholder” shall mean an Employee who, at the time an Incentive Stock Option is granted to him or her, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code), within the meaning of Section 422(b)(6) of the Code.

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“Total and Permanent Disability” shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, all as described in Section 22(e)(3) of the Code.

“Units” shall mean bookkeeping units, each of which represents such monetary amount as shall be designated by the Committee in each Performance Unit Award Agreement, or represents one (1) share of Common Stock for purposes of each Restricted Stock Unit Award.

“Unrestricted Stock Award” shall mean an Award granted under Article IX of the Plan of shares of Common Stock which are not subject to Restrictions.

“Unrestricted Stock Award Agreement” shall mean a written agreement between the Company and a Holder with respect to an Unrestricted Stock Award.

ARTICLE III
EFFECTIVE DATE OF PLAN

The Plan shall be effective as of the Effective Date, provided that the Plan is approved by the stockholders of the Company within twelve (12) months of such date.

ARTICLE IV
ADMINISTRATION

Section 4.1        Composition of Committee.  The Plan shall be administered by the Committee, which shall be appointed by the Board.  The Committee shall consist solely of three (3) or more Directors who are each (i) “outside directors” within the meaning of Section 162(m) of the Code (“Outside Directors”), (ii) “non-employee directors” within the meaning of Rule 16b-3 and (iii) “independent” for purposes of any applicable listing requirements (“Non-Employee Directors”); provided, however, that the Board or the Committee may delegate to a committee of one or more members of the Board who are not (x) Outside Directors, the authority to grant Awards to eligible persons who are not (A) then “covered employees” within the meaning of Section 162(m) of the Code and are not expected to be “covered employees” at the time of recognition of income resulting from such Award, or (B) persons with respect to whom the Company wishes to comply with the requirements of Section 162(m) of the Code, and/or (y) Non-Employee Directors, the authority to grant Awards to eligible persons who are not then subject to the requirements of Section 16 of the Exchange Act. If a member of the Committee shall be eligible to receive an Award under the Plan, such Committee member shall have no authority hereunder with respect to his or her own Award.

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Section 4.2        Powers. Subject to the provisions of the Plan, the Committee shall have the sole authority, in its discretion, to make all determinations under the Plan, including but not limited to determining which Employees, Directors or Consultants shall receive an Award, the time or times when an Award shall be made (the date of grant of an Award shall be the date on which the Award is awarded by the Committee), what type of Award shall be granted, the term of an Award, the date or dates on which an Award vests (including acceleration of vesting), the form of any payment to be made pursuant to an Award, the terms and conditions of an Award (including the forfeiture of the Award (and/or any financial gain) if the Holder of the Award violates any applicable restrictive covenant thereof), the Restrictions under a Restricted Stock Award and the number of shares of Common Stock which may be issued under an Award, all as applicable. In making such determinations the Committee may take into account the nature of the services rendered by the respective Employees, Directors and Consultants, their present and potential contribution to the Company’s (or the Affiliate’s) success and such other factors as the Committee in its discretion shall deem relevant.

Section 4.3        Additional Powers.  The Committee shall have such additional powers as are delegated to it under the other provisions of the Plan. Subject to the express provisions of the Plan, the Committee is authorized to construe the Plan and the respective Award Agreements executed hereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the intent of the Plan, and to determine the terms, restrictions and provisions of each Award, including such terms, restrictions and provisions as shall be requisite in the judgment of the Committee to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in any Award Agreement in the manner and to the extent it shall deem expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Article IV shall be conclusive and binding on the Company and all Holders.

Section 4.4        Committee Action.  In the absence of specific rules to the contrary, action by the Committee shall require the consent of a majority of the members of the Committee, expressed either orally at a meeting of the Committee or in writing in the absence of a meeting.  No member of the Committee shall have any liability for any good faith action, inaction or determination in connection with the Plan.

ARTICLE V
STOCK SUBJECT TO PLAN AND LIMITATIONS THEREON

Section 5.1        Stock Grant and Award Limits.  The Committee may from time to time grant Awards to one or more Employees, Directors and/or Consultants determined by it to be eligible for participation in the Plan in accordance with the provisions of Article VI. Subject to Article XV, the aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed Two Million One Hundred Thousand (2,100,000) shares. Shares shall be deemed to have been issued under the Plan solely to the extent actually issued and delivered pursuant to an Award. To the extent that an Award lapses, expires, is canceled, is terminated unexercised or ceases to be exercisable for any reason, or the rights of its Holder terminate, any shares of Common Stock subject to such Award shall again be available for the grant of a new Award. Notwithstanding any provision in the Plan to the contrary, the maximum number of shares of Common Stock that may be subject to Awards of Options under Article VII and/or Stock Appreciation Rights under Article XIV, in either or both cases granted to any one Employee during any calendar year, shall be Five Hundred Thousand (500,000) shares (subject to adjustment in the same manner as provided in Article XV with respect to shares of Common Stock subject to Awards then outstanding). The limitation set forth in the preceding sentence shall be applied in a manner which shall permit compensation generated in connection with the exercise of Options or Stock Appreciation Rights to constitute “performance-based” compensation for purposes of Section 162(m) of the Code, including, but not limited to, counting against such maximum number of shares, to the extent required under Section 162(m) of the Code, any shares subject to Options or Stock Appreciation Rights that are canceled or repriced.

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Section 5.2        Stock Offered.  The stock to be offered pursuant to the grant of an Award may be authorized but unissued Common Stock, Common Stock purchased on the open market or Common Stock previously issued and outstanding and reacquired by the Company.

ARTICLE VI
ELIGIBILITY FOR AWARDS; TERMINATION OF
EMPLOYMENT, DIRECTOR STATUS OR CONSULTANT STATUS

Section 6.1        Eligibility.  Awards made under the Plan may be granted solely to persons or entities who, at the time of grant, are Employees, Directors or Consultants. An Award may be granted on more than one occasion to the same Employee, Director or Consultant, and, subject to the limitations set forth in the Plan, such Award may include, a Non-Qualified Stock Option, a Restricted Stock Award, an Unrestricted Stock Award, a Distribution Equivalent Right Award, a Performance Stock Award, a Performance Unit Award, a Stock Appreciation Right, a Tandem Stock Appreciation Right, any combination thereof or, solely for Employees, an Incentive Stock Option.

Section 6.2        Termination of Employment or Director Status.  Except to the extent inconsistent with the terms of the applicable Award Agreement and/or the provisions of Section 6.4 or 6.5, the following terms and conditions shall apply with respect to the termination of a Holder’s employment with, or status as a Director of, the Company or an Affiliate, as applicable, for any reason, including, without limitation, Total and Permanent Disability or death:

(a)           The Holder’s rights, if any, to exercise any then exercisable Non-Qualified Stock Options and/or Stock Appreciation Rights shall terminate:

(1)           If such termination is for a reason other than the Holder’s Total and Permanent Disability or death, ninety (90) days after the date of such termination of employment or after the date of such termination of Director status;

(2)           If such termination is on account of the Holder’s Total and Permanent Disability, one (1) year after the date of such termination of employment or Director status; or

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(3)           If such termination is on account of the Holder’s death, one (1) year after the date of the Holder’s death.

Upon such applicable date the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in or with respect to any such Non-Qualified Stock Options and Stock Appreciation Rights.

(b)           The Holder’s rights, if any, to exercise any then exercisable Incentive Stock Option shall terminate:

(1)           If such termination is for a reason other than the Holder’s Total and Permanent Disability or death, three (3) months after the date of such termination of employment;

(2)           If such termination is on account of the Holder’s Total and Permanent Disability, one (1) year after the date of such termination of employment; or

(3)           If such termination is on account of the Holder’s death, one (1) year after the date of the Holder’s death.

Upon such applicable date the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in or with respect to any such Incentive Stock Options.

(c)           If a Holder’s employment with, or status as a Director of, the Company or an Affiliate, as applicable, terminates for any reason prior to the actual or deemed satisfaction and/or lapse of the Restrictions, vesting requirements, terms and conditions applicable to a Restricted Stock Award and/or Restricted Stock Unit Award, such Restricted Stock and/or Restricted Stock Units shall immediately be canceled, and the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in and with respect to any such Restricted Stock and/or Restricted Stock Units. The immediately preceding sentence to the contrary notwithstanding, the Committee, in its sole discretion, may determine, prior to or within thirty (30) days after the date of such termination of employment or Director status, that all or a portion of any such Holder’s Restricted Stock and/or Restricted Stock Units shall not be so canceled and forfeited.

Section 6.3      Termination of Consultant Status. Except to the extent inconsistent with the terms of the applicable Award Agreement and/or the provisions of Section 6.4 or 6.5, the following terms and conditions shall apply with respect to the termination of a Holder’s status as a Consultant, for any reason:

(a)           The Holder’s rights, if any, to exercise any then exercisable Non-Qualified Stock Options and/or Stock Appreciation Rights shall terminate:

(1)           If such termination is for a reason other than the Holder’s death, ninety (90) days after the date of such termination; or

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(2)           If such termination is on account of the Holder’s death, one (1) year after the date of the Holder’s death.

(b)           If the status of a Holder as a Consultant terminates for any reason prior to the actual or deemed satisfaction and/or lapse of the Restrictions, vesting requirements, terms and conditions applicable to a Restricted Stock Award and/or Restricted Stock Unit Award, such Restricted Stock and/or Restricted Stock Units shall immediately be canceled, and the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in and with respect to any such Restricted Stock and/or Restricted Stock Units. The immediately preceding sentence to the contrary notwithstanding, the Committee, in its sole discretion, may determine, prior to or within thirty (30) days after the date of such termination of such a Holder’s status as a Consultant, that all or a portion of any such Holder’s Restricted Stock and/or Restricted Stock Units shall not be so canceled and forfeited.

Section 6.4      Special Termination Rule. Except to the extent inconsistent with the terms of the applicable Award Agreement, and notwithstanding anything to the contrary contained in this Article VI, if a Holder’s employment with, or status as a Director of, the Company or an Affiliate shall terminate, and if, within ninety (90) days of such termination, such Holder shall become a Consultant, such Holder’s rights with respect to any Award or portion thereof granted thereto prior to the date of such termination may be preserved, if and to the extent determined by the Committee in its sole discretion, as if such Holder had been a Consultant for the entire period during which such Award or portion thereof had been outstanding. Should the Committee effect such determination with respect to such Holder, for all purposes of the Plan, such Holder shall not be treated as if his or her employment or Director status had terminated until such time as his or her Consultant status shall terminate, in which case his or her Award, as it may have been reduced in connection with the Holder’s becoming a Consultant, shall be treated pursuant to the provisions of Section 6.3; provided, however, that any such Award which is intended to be an Incentive Stock Option shall, upon the Holder’s no longer being an Employee, automatically convert to a Non-Qualified Stock Option.  Should a Holder’s status as a Consultant terminate, and if, within ninety (90) days of such termination, such Holder shall become an Employee or a Director, such Holder’s rights with respect to any Award or portion thereof granted thereto prior to the date of such termination may be preserved, if and to the extent determined by the Committee in its sole discretion, as if such Holder had been an Employee or a Director, as applicable, for the entire period during which such Award or portion thereof had been outstanding, and, should the Committee effect such determination with respect to such Holder, for all purposes of the Plan, such Holder shall not be treated as if his or her Consultant status had terminated until such time as his or her employment with the Company or an Affiliate, or his or her Director status, as applicable, shall terminate, in which case his or her Award shall be treated pursuant to the provisions of Section 6.2.

Section 6.5       Termination for Cause.  Notwithstanding anything in this Article VI or elsewhere in the Plan to the contrary, and unless a Holder’s Award Agreement specifically provides otherwise, should a Holder’s employment, Director status or engagement as a Consultant with or for the Company or an Affiliate be terminated by the Company or Affiliate for Cause, all of such Holder’s then outstanding Awards shall expire immediately and be forfeited in their entirety upon such termination.

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ARTICLE VII
OPTIONS

Section 7.1      Option Period.  The term of each Option shall be as specified in the Option Agreement; provided, however, that except as set forth in Section 7.3, no Option shall be exercisable after the expiration of ten (10) years from the date of its grant.

Section 7.2       Limitations on Exercise of Option.  An Option shall be exercisable in whole or in such installments and at such times as specified in the Option Agreement.

Section 7.3       Special Limitations on Incentive Stock Options.  To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all plans of the Company and any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code) which provide for the grant of Incentive Stock Options exceeds One Hundred Thousand Dollars ($100,000) (or such other individual limit as may be in effect under the Code on the date of grant), the portion of such Incentive Stock Options that exceeds such threshold shall be treated as Non-Qualified Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of a Holder’s Options, which were intended by the Committee to be Incentive Stock Options when granted to the Holder, will not constitute Incentive Stock Options because of such limitation, and shall notify the Holder of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an Employee if, at the time the Option is granted, such Employee is a Ten Percent Stockholder, unless (i) at the time such Incentive Stock Option is granted the Option price is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock subject to the Option, and (ii) such Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant.  No Incentive Stock Option shall be granted more than ten (10) years from the date on which the Plan is approved by the Company’s stockholders.  The designation by the Committee of an Option as an Incentive Stock Option shall not guarantee the Holder that the Option will satisfy the applicable requirements for “incentive stock option” status under Section 422 of the Code.

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Section 7.4       Option Agreement. Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve, including, but not limited to, provisions intended to qualify an Option as an Incentive Stock Option. An Option Agreement may provide for the payment of the Option price, in whole or in part, by the delivery of a number of shares of Common Stock (plus cash if necessary) that have been owned by the Holder for at least six (6) months and having a Fair Market Value equal to such Option price, or such other forms or methods as the Committee may determine from time to time, in each case, subject to such rules and regulations as may be adopted by the Committee. Each Option Agreement shall, solely to the extent inconsistent with the provisions of Sections 6.2, 6.3, 6.4 and 6.5, as applicable, specify the effect of termination of employment, Director status or Consultant status on the exercisability of the Option. Moreover, without limited the generality of the foregoing, an Option Agreement may provide for a “cashless exercise” of the Option, in whole or in part, by (a) establishing procedures whereby the Holder, by a properly-executed written notice, directs (i) an immediate market sale or margin loan as to all or a part of the shares of Common Stock to which he is entitled to receive upon exercise of the Option, pursuant to an extension of credit by the Company to the Holder of the Option price, (ii) the delivery of the shares of Common Stock from the Company directly to a brokerage firm and (iii) the delivery of the Option price from sale or margin loan proceeds from the brokerage firm directly to the Company, or (b) reducing the number of shares of Common Stock to be issued upon exercise of the Option by the number of such shares having an aggregate Fair Market Value equal to the Option price (or portion thereof to be so paid) as of the date of the Option’s exercise.  Each Option Agreement shall, solely to the extent inconsistent with the provisions of Sections 6.2, 6.3, 6.4 and 6.5, as applicable, specify the effect of the termination of the Holder’s employment, Director status or Consultant status on the exercisability of the Option. An Option Agreement may also include provisions relating to (i) subject to the provisions hereof, accelerated vesting of Options, including but not limited to upon the occurrence of a Change of Control, (ii) tax matters (including provisions covering any applicable Employee wage withholding requirements and requiring additional “gross-up” payments to Holders to meet any excise taxes or other additional income tax liability imposed as a result of a payment made upon a Change of Control resulting from the operation of the Plan or of such Option Agreement) and (iii) any other matters not inconsistent with the terms and provisions of the Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Option Agreements need not be identical.

Section 7.5        Option Price and Payment.  The price at which a share of Common Stock may be purchased upon exercise of an Option shall be determined by the Committee; provided, however, that such Option price (i) shall not be less than the Fair Market Value of a share of Common Stock on the date such Option is granted, and (ii) shall be subject to adjustment as provided in Article XV. The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company. The Option price for the Option or portion thereof shall be paid in full in the manner prescribed by the Committee as set forth in the Plan and the applicable Option Agreement, which manner, with the consent of the Committee, may include the withholding of shares of Common Stock otherwise issuable in connection with the exercise of the Option, for purposes of Section 7.4 (b). Separate stock certificates shall be issued by the Company for those shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option and for those shares of Common Stock acquired pursuant to the exercise of a Non-Qualified Stock Option.

Section 7.6        Stockholder Rights and Privileges. The Holder of an Option shall be entitled to all the privileges and rights of a stockholder of the Company solely with respect to such shares of Common Stock as have been purchased under the Option and for which certificates of stock have been registered in the Holder’s name.

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Section 7.7        Options and Rights in Substitution for Stock Options Granted by Other Corporations.  Options may be granted under the Plan from time to time in substitution for stock options held by individuals employed by entities who become Employees as a result of a merger or consolidation of the employing entity with the Company or any Affiliate, or the acquisition by the Company or an Affiliate of the assets of the employing entity, or the acquisition by the Company or an Affiliate of stock of the employing entity with the result that such employing entity becomes an Affiliate.

Section 7.8        Prohibition Against Repricing.  Except to the extent (i) approved in advance by holders of a majority of the shares of the Company entitled to vote generally in the election of directors, or (ii) as a result of any Change of Control or any adjustment as provided in Article XV, the Committee shall not have the power or authority to reduce, whether through amendment or otherwise, the exercise price of any outstanding Option or Stock Appreciation right, or to grant any new Award or make any payment of cash in substitution for or upon the cancellation of Options and/or Stock Appreciation Rights previously granted.

ARTICLE VIII
RESTRICTED STOCK AWARDS

Section 8.1         Restriction Period to be Established by Committee.  At the time a Restricted Stock Award is made, the Committee shall establish the Restriction Period applicable to such Award. Each Restricted Stock Award may have a different Restriction Period, in the discretion of the Committee. The Restriction Period applicable to a particular Restricted Stock Award shall not be changed except as permitted by Section 8.2.

Section 8.2         Other Terms and Conditions.  Common Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Holder of such Restricted Stock Award. If provided for under the Restricted Stock Award Agreement, the Holder shall have the right to vote Common Stock subject thereto and to enjoy all other stockholder rights, including the entitlement to receive dividends on the Common Stock during the Restriction Period, except that (i) the Holder shall not be entitled to delivery of the stock certificate until the Restriction Period shall have expired, (ii) the Company shall retain custody of the stock certificate during the Restriction Period (with a stock power endorsed by the Holder in blank), (iii) the Holder may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Common Stock during the Restriction Period and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Award Agreement shall cause a forfeiture of the Restricted Stock Award. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the effect of termination of employment, Director status or Consultant status prior to expiration of the Restriction Period. Such additional terms, conditions or restrictions shall, to the extent inconsistent with the provisions of Sections 6.2, 6.3 and 6.4, as applicable, be set forth in a Restricted Stock Award Agreement made in conjunction with the Award. Such Restricted Stock Award Agreement may also include provisions relating to (i) subject to the provisions hereof, accelerated vesting of Awards, including but not limited to accelerated vesting upon the occurrence of a Change of Control, (ii) tax matters (including provisions covering any applicable Employee wage withholding requirements and requiring additional “gross-up” payments to Holders to meet any excise taxes or other additional income tax liability imposed as a result of a payment made in connection with a Change of Control resulting from the operation of the Plan or of such Restricted Stock Award Agreement) and (iii) any other matters not inconsistent with the terms and provisions of the Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Restricted Stock Agreements need not be identical.  All shares of Common Stock delivered to a Holder as part of a Restricted Stock Award shall be delivered and reported by the Company or the Affiliate, as applicable, to the Holder by no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year in which the Holder’s entitlement to such shares becomes vested.

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Section 8.3         Payment for Restricted Stock.  The Committee shall determine the amount and form of any payment from a Holder for Common Stock received pursuant to a Restricted Stock Award, if any, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Common Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

Section 8.4         Restricted Stock Award Agreements. At the time any Award is made under this Article VIII, the Company and the Holder shall enter into a Restricted Stock Award Agreement setting forth each of the matters contemplated hereby and such other matters as the Committee may determine to be appropriate.

ARTICLE IX
UNRESTRICTED STOCK AWARDS

Pursuant to the terms of the applicable Unrestricted Stock Award Agreement, a Holder may be awarded (or sold) shares of Common Stock which are not subject to Restrictions, in consideration for past services rendered thereby to the Company or an Affiliate or for other valid consideration.

ARTICLE X
RESTRICTED STOCK UNIT AWARDS

Section 10.1         Terms and Conditions.  The Committee shall set forth in the applicable Restricted Stock Unit Award Agreement the individual service-based vesting requirement which the Holder would be required to satisfy before the Holder would become entitled to payment pursuant to Section 10.2 and the number of Units awarded to the Holder.  Such payment shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code.  At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Restricted Stock Unit Awards, including, but not limited to, rules pertaining to the effect of termination of employment, Director status or Consultant status prior to expiration of the applicable vesting period.  The terms and conditions of the respective Restricted Stock Unit Award Agreements need not be identical.

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Section 10.2      Payments.  The Holder of a Restricted Stock Unit shall be entitled to receive a cash payment equal to the Fair Market Value of a share of Common Stock, or one (1) share of Common Stock, as determined in the sole discretion of the Committee and as set forth in the Restricted Stock Unit Award Agreement, for each Restricted Stock Unit subject to such Restricted Stock Unit Award, if the Holder satisfies the applicable vesting requirement.  Such payment shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the calendar year in which the Restricted Stock Unit first becomes vested.

ARTICLE XI
PERFORMANCE UNIT AWARDS

Section 11.1      Terms and Conditions.  The Committee shall set forth in the applicable Performance Unit Award Agreement the performance goals and objectives (and the period of time to which such goals and objectives shall apply) which the Holder and/or the Company would be required to satisfy before the Holder would become entitled to payment pursuant to Section 11.2, the number of Units awarded to the Holder and the dollar value assigned to each such Unit.  Such payment shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code.  At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Performance Unit Awards, including, but not limited to, rules pertaining to the effect of termination of employment, Director status or Consultant status prior to expiration of the applicable performance period.  The terms and conditions of the respective Performance Unit Award Agreements need not be identical.

Section 11.2      Payments.  The Holder of a Performance Unit shall be entitled to receive a cash payment equal to the dollar value assigned to such Unit under the applicable Performance Unit Award Agreement if the Holder and/or the Company satisfy (or partially satisfy, if applicable under the applicable Performance Unit Award Agreement) the performance goals and objectives set forth in such Performance Unit Award Agreement.  If achieved, such payment shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year to which such performance goals and objectives relate.

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ARTICLE XII
PERFORMANCE SHARE AWARDS

Section 12.1      Terms and Conditions.  The Committee shall set forth in the applicable Performance Share Award Agreement the performance goals and objectives (and the period of time to which such goals and objectives shall apply) which the Holder and/or the Company would be required to satisfy before the Holder would become entitled to the receipt of shares of Common Stock pursuant to such Holder’s Performance Share Award and the number of shares of Common Stock subject to such Performance Share Award.  Such payment shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code and, if such goals and objectives are achieved, the distribution of such Common Shares shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year to which such goals and objectives relate.  At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Performance Share Awards, including, but not limited to, rules pertaining to the effect of termination of the Holder’s employment, Director status or Consultant status prior to the expiration of the applicable performance period.  The terms and conditions of the respective Performance Share Award Agreements need not be identical.

Section 12.2      Stockholder Rights and Privileges.  The Holder of a Performance Share Award shall have no rights as a stockholder of the Company until such time, if any, as the Holder actually receives shares of Common Stock pursuant to the Performance Share Award.

ARTICLE XIII
DISTRIBUTION EQUIVALENT RIGHTS

Section 13.1      Terms and Conditions.  The Committee shall set forth in the applicable Distribution Equivalent Rights Award Agreement the terms and conditions, if any, including whether the Holder is to receive credits currently in cash, is to have such credits reinvested (at Fair Market Value determined as of the date of reinvestment) in additional shares of Common Stock or is to be entitled to choose among such alternatives. Such receipt shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code and, if such Award becomes vested, the distribution of such cash or shares of Common Stock shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year in which the Holder’s interest in the Award vests. Distribution Equivalent Rights Awards may be settled in cash or in shares of Common Stock, as set forth in the applicable Distribution Equivalent Rights Award Agreement. A Distribution Equivalent Rights Award may, but need not be, awarded in tandem with another Award, whereby, if so awarded, such Distribution Equivalent Rights Award shall expire, terminate or be forfeited by the Holder, as applicable, under the same conditions as under such other Award.

Section 13.2      Interest Equivalents.  The Distribution Equivalent Rights Award Agreement for a Distribution Equivalent Rights Award may provide for the crediting of interest on a Distribution Rights Award to be settled in cash at a future date (but in no event later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year in which such interest was credited), at a rate set forth in the applicable Distribution Equivalent Rights Award Agreement, on the amount of cash payable thereunder.

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ARTICLE XIV
STOCK APPRECIATION RIGHTS

Section 14.1       Terms and Conditions.  The Committee shall set forth in the applicable Stock Appreciation Right Award Agreement the terms and conditions of the Stock Appreciation Right, including (i) the base value (the “Base Value”) for the Stock Appreciation Right, which for purposes of a Stock Appreciation which is not a Tandem Stock Appreciation Right, shall be not less than the Fair Market Value of a share of the Common Stock on the date of grant of the Stock Appreciation Right, (ii) the number of shares of Common Stock subject to the Stock Appreciation Right, (iii) the period during which the Stock Appreciation Right may be exercised; provided, however, that no Stock Appreciation Right shall be exercisable after the expiration of ten (10) years from the date of its grant, and (iv) any other special rules and/or requirements which the Committee imposes upon the Stock Appreciation Right. Upon the exercise of some or all of a Stock Appreciation Right, the Holder shall receive a payment from the Company, in cash or in the form of shares of Common Stock having an equivalent Fair Market Value or in a combination of both, as determined in the sole discretion of the Committee, equal to the product of:

(a)           The excess of (i) the Fair Market Value of a share of the Common Stock on the date of exercise, over (ii) the Base Value, multiplied by;

(b)           The number of shares of Common Stock with respect to which the Stock Appreciation Right is exercised.

Section 14.2       Tandem Stock Appreciation Rights. If the Committee grants a Stock Appreciation Right which is intended to be a Tandem Stock Appreciation Right, the Tandem Stock Appreciation Right must be granted at the same time as the related Option, and the following special rules shall apply:

(a)           The Base Value shall be equal to or greater than the per share exercise price under the related Option;

(b)           The Tandem Stock Appreciation Right may be exercised for all or part of the shares of Common Stock which are subject to the related Option, but solely upon the surrender by the Holder of the Holder’s right to exercise the equivalent portion of the related Option (and when a share of Common Stock is purchased under the related Option, an equivalent portion of the related Tandem Stock Appreciation Right shall be cancelled);

(c)           The Tandem Stock Appreciation Right shall expire no later than the date of the expiration of the related Option;

(d)           The value of the payment with respect to the Tandem Stock Appreciation Right may be no more than one hundred percent (100%) of the difference between the per share exercise price under the related Option and the Fair Market Value of the shares of Common Stock subject to the related Option at the time the Tandem Stock Appreciation Right is exercised, multiplied by the number of shares of Common Stock with respect to which the Tandem Stock Appreciation Right is exercised; and

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(e)           The Tandem Stock Appreciation Right may be exercised solely when the Fair Market Value of a share of Common Stock subject to the related Option exceeds the per share the exercise price under the related Option.

ARTICLE XV
RECAPITALIZATION OR REORGANIZATION

Section 15.1       Adjustments to Common Stock.  The shares with respect to which Awards may be granted under the Plan are shares of Common Stock as presently constituted; provided, however, that if, and whenever, prior to the expiration or distribution to the Holder of shares of Common Stock underlying an Award theretofore granted, the Company shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Company, the number of shares of Common Stock with respect to which such Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding shares, shall be proportionately increased, and the purchase price per share of the Common Stock shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares, shall be proportionately reduced, and the purchase price per share of the Common Stock shall be proportionately increased. Notwithstanding the foregoing or any other provision of this Article XV, any adjustment made with respect to an Award (x) which is an Incentive Stock Option, shall comply with the requirements of Section 424(a) of the Code, and in no event shall any adjustment be made which would render any Incentive Stock Option granted under the Plan to be other than an “incentive stock option” for purposes of Section 422 of the Code, and (y) which is a Non-Qualified Stock Option, shall comply with the requirements of Section 409A of the Code, and in no event shall any adjustment be made which would render any Non-Qualified Stock Option granted under the Plan to become subject to Section 409A of the Code.

Section 15.2       Recapitalization.  If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of a previously granted Award, the Holder shall be entitled to receive (or entitled to purchase, if applicable) under such Award, in lieu of the number of shares of Common Stock then covered by such Award, the number and class of shares of stock and securities to which the Holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Holder had been the holder of record of the number of shares of Common Stock then covered by such Award.

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Section 15.3       Other Events.  In the event of changes to the outstanding Common Stock by reason of extraordinary cash dividend, reorganization, mergers, consolidations, combinations, split-ups, spin-offs, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for under this Article XV, any outstanding Awards and any Award Agreements evidencing such Awards shall be adjusted by the Board in its discretion in such manner as the Board shall deem equitable or appropriate taking into consideration the applicable accounting and tax consequences, as to the number and price of shares of Common Stock or other consideration subject to such Awards. In the event of any adjustment pursuant to Sections 15.1, 15.2 or this Section 15.3, the aggregate number of shares available under the Plan pursuant to Section 5.1 (and the Code Section 162(m) limit set forth therein) may be appropriately adjusted by the Board, the determination of which shall be conclusive.  In addition, the Committee may make provision for a cash payment to a Participant or a person who has an outstanding Award.  The number of shares of Common Stock subject to any Award shall be rounded to the nearest whole number.

Section 15.4       Powers Not Affected.  The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or of the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change of the Company’s capital structure or business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

Section 15.5       No Adjustment for Certain Awards.  Except as hereinabove expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect previously granted Awards, and no adjustment by reason thereof shall be made with respect to the number of shares of Common Stock subject to Awards theretofore granted or the purchase price per share, if applicable.

ARTICLE XVI
AMENDMENT AND TERMINATION OF PLAN

The Plan shall continue in effect, unless sooner terminated pursuant to this Article XVI, until the tenth (10th) anniversary of the date on which it is adopted by the Board (except as to Awards outstanding on that date).  The Board in its discretion may terminate the Plan at any time with respect to any shares for which Awards have not theretofore been granted; provided, however, that the Plan’s termination shall not materially and adversely impair the rights of a Holder with respect to any Award theretofore granted without the consent of the Holder. The Board shall have the right to alter or amend the Plan or any part hereof from time to time; provided, however, that without the approval by a majority of the votes cast at a meeting of shareholders at which a quorum representing a majority of the shares of the Company entitled to vote generally in the election of directors is present in person or by proxy, no amendment or modification of the Plan may (i) materially increase the benefits accruing to Holders, (ii) except as otherwise expressly provided in Article XV, materially increase the number of shares of Common Stock subject to the Plan or the individual Award Agreements specified in Article V, (iii) materially modify the requirements for participation in the Plan, or (iv) amend, modify or suspend Section 7.8 (repricing prohibitions) or this Article XVI.  In addition, no change in any Award theretofore granted may be made which would materially and adversely impair the rights of a Holder with respect to such Award without the consent of the Holder (unless such change is required in order to cause the benefits under the Plan to qualify as “performance-based” compensation within the meaning of Section 162(m) of the Code) or to exempt the Plan or any Award from Section 409A of the Code.

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ARTICLE XVII
MISCELLANEOUS

Section 17.1       No Right to Award.  Neither the adoption of the Plan by the Company nor any action of the Board or the Committee shall be deemed to give an Employee, Director or Consultant any right to an Award except as may be evidenced by an Award Agreement duly executed on behalf of the Company, and then solely to the extent and on the terms and conditions expressly set forth therein.

Section 17.2       No Rights Conferred.  Nothing contained in the Plan shall (i) confer upon any Employee any right with respect to continuation of employment with the Company or any Affiliate, (ii) interfere in any way with any right of the Company or any Affiliate to terminate the employment of an Employee at any time, (iii) confer upon any Director any right with respect to continuation of such Director’s membership on the Board, (iv) interfere in any way with any right of the Company or an Affiliate to terminate a Director’s membership on the Board at any time, (v) confer upon any Consultant any right with respect to continuation of his or her consulting engagement with the Company or any Affiliate, or (vi) interfere in any way with any right of the Company or an Affiliate to terminate a Consultant’s consulting engagement with the Company or an Affiliate at any time.

Section 17.3       Other Laws; No Fractional Shares; Withholding.  The Company shall not be obligated by virtue of any provision of the Plan to recognize the exercise of any Award or to otherwise sell or issue shares of Common Stock in violation of any laws, rules or regulations, and any postponement of the exercise or settlement of any Award under this provision shall not extend the term of such Award.  Neither the Company nor its directors or officers shall have any obligation or liability to a Holder with respect to any Award (or shares of Common Stock issuable thereunder) (i) that shall lapse because of such postponement, or (ii) for any failure to comply with the requirements of any applicable law, rules or regulations, including but not limited to any failure to comply with the requirements of Section 409A of this Code.  No fractional shares of Common Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Company shall have the right to deduct in cash (whether under this Plan or otherwise) in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations. In the case of any Award satisfied in the form of shares of Common Stock, no shares shall be issued unless and until arrangements satisfactory to the Company shall have been made to satisfy any tax withholding obligations applicable with respect to such Award. Subject to such terms and conditions as the Committee may impose, the Company shall have the right to retain, or the Committee may, subject to such terms and conditions as it may establish from time to time, permit Holders to elect to tender, Common Stock (including Common Stock issuable in respect of an Award) to satisfy, in whole or in part, the amount required to be withheld.

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Section 17.4      No Restriction on Corporate Action.  Nothing contained in the Plan shall be construed to prevent the Company or any Affiliate from taking any corporate action which is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No Employee, Director, Consultant, beneficiary or other person shall have any claim against the Company or any Affiliate as a result of any such action.

Section 17.5      Restrictions on Transfer. No Award under the Plan or any Award Agreement and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged or otherwise hypothecated or disposed of by a Holder except (i) by will or by the laws of descent and distribution, or (ii) except for an Incentive Stock Option, by gift to any Family Member of the Holder. An Award may be exercisable during the lifetime of the Holder only by such Holder or by the Holder’s guardian or legal representative unless it has been transferred by gift to a Family Member of the Holder, in which case it shall be exercisable solely by such transferee. Notwithstanding any such transfer, the Holder shall continue to be subject to the withholding requirements provided for under Section 17.3 hereof.

Section 17.6      Beneficiary Designations.  Each Holder may, from time to time, name a beneficiary or beneficiaries (who may be contingent or successive beneficiaries) for purposes of receiving any amount which is payable in connection with an Award under the Plan upon or subsequent to the Holder’s death. Each such beneficiary designation shall serve to revoke all prior beneficiary designations, be in a form prescribed by the Company and be effective solely when filed by the Holder in writing with the Company during the Holder’s lifetime. In the absence of any such written beneficiary designation, for purposes of the Plan, a Holder’s beneficiary shall be the Holder’s estate.

Section 17.7      Rule 16b-3.  It is intended that the Plan and any Award made to a person subject to Section 16 of the Exchange Act shall meet all of the requirements of Rule 16b-3. If any provision of the Plan or of any such Award would disqualify the Plan or such Award under, or would otherwise not comply with the requirements of, Rule 16b-3, such provision or Award shall be construed or deemed to have been amended as necessary to conform to the requirements of Rule 16b-3.

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Section 17.8      Section 162(m).  It is intended that the Plan shall comply fully with and meet all the requirements of Section 162(m) of the Code so that Awards hereunder which are made to Holders who are “covered employees” (as defined in Section 162(m) of the Code) shall constitute “performance-based” compensation within the meaning of Section 162(m) of the Code. Any Performance Goal(s) applicable to Qualified Performance-Based Awards shall be objective, shall be established not later than ninety (90) days after the beginning of any applicable Performance Period (or at such other date as may be required or permitted for “performance-based” compensation under Section 162(m) of the Code) and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the outcome of the Performance Goal or Goals be substantially uncertain (as defined in the regulations under Section 162(m) of the Code) at the time established.  The Performance Criteria to be utilized under the Plan to establish Performance Goals shall consist of objective tests based on one or more of the following: earnings or earnings per share, cash flow or cash flow per share, operating cash flow or operating cash flow per share revenue growth, product revenue growth, financial return ratios (such as return on equity, return on investment and/or return on assets), share price performance, stockholder return, equity and/or value, operating income, operating margins, earnings before interest, taxes, depreciation and amortization, earnings, pre- or post-tax income, economic value added (or an equivalent metric), profit returns and margins, credit quality, sales growth, market share, working capital levels, comparisons with various stock market indices, year-end cash, debt reduction, assets under management, operating efficiencies, strategic partnerships or transactions (including co-development, co-marketing, profit sharing, joint venture or other similar arrangements), and/or financing and other capital raising transaction.  Performance criteria may be established on a Company-wide basis or with respect to one or more Company business units or divisions or subsidiaries; and either in absolute terms, relative to the performance of one or more similarly situated companies, or relative to the performance of an index covering a peer group of companies.  When establishing Performance Goals for the applicable Performance Period, the Committee may exclude any or all “extraordinary items” as determined under U.S. generally accepted accounting principles including, without limitation, the charges or costs associated with restructurings of the Company, discontinued operations, other unusual or non-recurring items, and the cumulative effects of accounting changes, and as identified in the Company’s financial statements, notes to the Company’s financial statements or management’s discussion and analysis of financial condition and results of operations contained in the Company’s most recent annual report filed with the U.S. Securities and Exchange Commission pursuant to the Exchange Act.  Holders who are “covered employees” (as defined in Section 162(m) of the Code) shall be eligible to receive payment under a Qualified Performance-Based Award which is subject to achievement of a Performance Goal or Goals only if the applicable Performance Goal or Goals are achieved within the applicable Performance Period, as determined by the Committee.  If any provision of the Plan would disqualify the Plan or would not otherwise permit the Plan to comply with Section 162(m) of the Code as so intended, such provision shall be construed or deemed amended to conform to the requirements or provisions of Section 162(m) of the Code.  The Committee may postpone the exercising of Awards, the issuance or delivery of Common Stock under any Award or any action permitted under the Plan to prevent the Company or any subsidiary from being denied a federal income tax deduction with respect to any Award other than an Incentive Stock Option, provided that such deferral satisfies the requirements of Section 409A of the Code.  For purposes of the requirements of Treasury Regulation Section 1.162-27(e)(4)(i), the maximum amount of compensation that may be paid to any Employee under the Plan for a calendar year shall be Five Million Dollars ($5,000,000).

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Section 17.9       Section 409A.  Notwithstanding any other provision of the Plan, the Committee shall have no authority to issue an Award under the Plan with terms and/or conditions which would cause such Award to constitute non-qualified “deferred compensation” under Section 409A of the Code.  Accordingly, by way of example but not limitation, no Option shall be granted under the Plan with a per share Option exercise price which is less than the Fair Market Value of a share of Common Stock on the date of grant of the Option.  Notwithstanding anything herein to the contrary, no Award Agreement shall provide for any deferral feature with respect to an Award which constitutes a deferral of compensation under Section 409A of the Code.  The Plan and all Award Agreements are intended to comply with the requirements of Section 409A of the Code (so as to be exempt therefrom) and shall be so interpreted and construed.

Section 17.10     Indemnification.  Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred thereby in connection with or resulting from any claim, action, suit, or proceeding to which such person may be made a party or may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid thereby in settlement thereof, with the Company’s approval, or paid thereby in satisfaction of any judgment in any such action, suit, or proceeding against such person; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.  The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By-laws, by contract, as a matter of law, or otherwise.

Section 17.11     Other Plans.  No Award, payment or amount received hereunder shall be taken into account in computing an Employee’s salary or compensation for the purposes of determining any benefits under any pension, retirement, life insurance or other benefit plan of the Company or any Affiliate, unless such other plan specifically provides for the inclusion of such Award, payment or amount received.  Nothing in the Plan shall be construed to limit the right of the Company to establish other plans or to pay compensation to its employees, in cash or property, in a manner which is not expressly authorized under the Plan.

Section 17.12     Limits of Liability.  Any liability of the Company with respect to an Award shall be based solely upon the contractual obligations created under the Plan and the Award Agreement. None of the Company, any member of the Board nor any member of the Committee shall have any liability to any party for any action taken or not taken, in good faith, in connection with or under the Plan.

Section 17.13     Governing Law.  Except as otherwise provided herein, the Plan shall be construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of law.

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Section 17.14     Severability of Provisions.  If any provision of the Plan is held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of the Plan, and the Plan shall be construed and enforced as if such invalid or unenforceable provision had not been included in the Plan.

Section 17.15    No Funding.  The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to ensure the payment of any Award.

Section 17.16     Headings. Headings used throughout the Plan are for convenience only and shall not be given legal significance.

Section 17.17    Terms of Award Agreements. Each Award shall be evidenced by an Award Agreement, which Award Agreement, if it provides for the issuance of Common Stock, shall require the Holder to enter into and be bound by the terms of the Company’s Stockholders’ Agreement, if any.  The terms of the Award Agreements utilized under the Plan need not be the same.

Section 17.18    California Information Requirements.  To the extent applicable, the Company shall comply with the information requirements applicable to the Plan pursuant to Section 260.140.46 of the California Code of Regulations.

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PROXY

CHINA AGRITECH, INC.

2010 ANNUAL MEETING OF STOCKHOLDERS

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Yu Chang as proxy to represent the undersigned at the 2010 Annual Meeting of Stockholders to be held at Vinson Room of Pacific Place Conference Centre, Level 5 One Pacific Place 88 Queensway, Hong Kong, China, at 9:00 a.m., local time, and at any adjournments thereof, and to vote the shares of Common Stock the undersigned would be entitled to vote if personally present, as indicated below.

The Board of Directors recommends that you vote “FOR” each proposal.

1.	Election of Directors

FOR all nominees listed below (except as marked to the contrary below)	☐	WITHHOLDING AUTHORITY to vote for all nominees listed below	☐

Yu Chang, Xiao Rong Teng, Gene Michael Bennett, Lun Zhang Dai, Hai Lin Zhang, Charles Law and Zheng Wang

(INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee’s name on the line provided below.)

_____________________________________________________

2.	Ratification of the appointment of Crowe Horwath LLP. as independent auditors of the Company for the fiscal year ending December 31, 2010.

FOR ☐                                     AGAINST ☐                                          ABSTAIN ☐

3.	To adopt the China Agritech, Inc. 2010 Omnibus Securities and Incentive Plan

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The shares of Common Stock represented by this proxy, when properly executed, will be voted as directed; however, abstentions will have no effect on the election of directors (Item 1). Abstentions will be treated as being present and entitled to vote on the other Items presented at the Annual Meeting and, therefore, will have the effect of votes against such proposals. If you do not provide your broker or other nominee with instructions on how to vote your “street name” shares, your broker or nominee will not be permitted to vote them on non-routine matters (a broker “non-vote”) such as Item 1. Shares subject to a broker “non-vote” will not be considered entitled to vote with respect to Item 1, and will not affect the outcome on that Item. Please note that this year the rules regarding how brokers may vote your shares have changed. Brokers may no longer vote your shares on the election of directors in the absence of your specific instructions as to how to vote. We encourage you to provide instructions to your broker regarding the voting of your shares.

If any other business is presented at the meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

DATED: ____________________, 2010

Signature

Signature if held jointly

(Please date, sign as name appears at the left, and return promptly. If the shares are registered in the names of two or more persons, each person should sign. When signing as Corporate Officer, Partner, Executor, Administrator, Trustee or Guardian, please give full title. Please note any changes in your address alongside the address as it appears in the proxy.)